                                                  [Graphic Omitted: ACADIA Logo]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                                Table of Contents
                               -----------------
                                                                            Page
                                                                            ----

                              Section I - Overview

Company Information                                                           2

Portfolio Snapshot                                                            3

Organizational Chart                                                          4

Management Team                                                               5

                       Section II - Financial Information

Market Capitalization                                                         6

Shareholder Information                                                       7

Operating Statements - Consolidated                                           8

Operating Statements - Joint Venture Activity                                 9

Operating Statements - By Source                                             10

Net Operating Income - Same Property Performance                             11

Funds from Operations ("FFO") and Adjusted FFO                               12

Capital Expenditures                                                         13

Balance Sheets                                                               14

Selected Operating Ratios                                                    15

Debt Analysis - Wholly Owned and Joint Ventures                              16

Debt Maturity Schedule                                                       18

Unencumbered Properties                                                      19

                                                                            Page
                                                                            ----

     Section III - Joint Venture - Acadia Strategic Opportunity Fund

Overview                                                                     20

Kroger/Safeway Locations                                                     21

Top 10 Tenants                                                               22

                       Section IV - Portfolio Information

Commercial Properties  - Listing                                             23

Commercial Properties by Region - Summary                                    26

Commercial Properties by State - Summary                                     27

Commercial Properties - Detail                                               28

Leasing Production                                                           31

Top 10 Tenants                                                               32

Anchor Tenant Detail                                                         33

Anchor Lease Expirations - 2003 through 2005                                 37

Lease Expirations                                                            38

Property Demographics                                                        44

Properties under Redevelopment                                               45

Residential Properties                                                       46

Kroger /Safeway locations (Joint Venture Properties)                         43


              See acadiarealty.com for additional property details
               and financial information as well as current news


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

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QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003

       Company Information
       -------------------

Acadia Realty Trust, headquartered on Long Island, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 90% controlled by Acadia.


Corporate Headquarters      1311 Mamaroneck Avenue                 Investor Relations      Jon Grisham
                            White Plains, NY 10605                                         Vice President
                                                                                           (914) 288-8100
                                                                                           jgrisham@acadiarealty.com

New York Stock Exchange     Symbol AKR                             Web Site                www.acadiarealty.com


Analyst Coverage            J.P. Morgan Securities, Inc.
                            Michael W. Mueller, CFA (212) 622-6689
                            michael.w.mueller@jpmorgan.com
                            ------------------------------

                            Mercury Partners LLC
                            Paul Adornato, CFA - (203) 769-2982
                            padornato@mercuryrealestate.com
                            -------------------------------

                            RBC Capital Markets:
                            Jay Leupp - (415) 633-8588
                            jay.leupp@rbccm.com
                            David Ronco - (415) 633-8566
                            david.ronco@rbccm.com
                            ---------------------

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                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003


                               Portfolio Snapshot


                             [Graphic Omitted: Map]


Headquarters
o New York

Core Properties

Headquarters

Regional Offices (3)
o Dayton, OH
o Wilkes-Barre, PA
o Woonsocket, RI

Neighborhood and community shopping centers (35)

Residential properties (2)



                         Retail Base Rent - by State (2)



                          [Graphic Omitted: Pie Chart]

                         New York                 24.6%
                         Delaware                  4.8%
                         Connecticut               5.3%
                         Massachusetts             5.2%
                         Rhode Island              4.5%
                         Illinois                  2.4%
                         Indiana                   5.3%
                         Michigan                  3.6%
                         Ohio                      4.9%
                         Pennsylvania             16.2%
                         Vermont                   3.2%
                         New Jersey               20.2%


(1) This map does not include a 25 property portfolio owned by the Company comprised entirely of Kroger and Safeway anchor triple-net leases.

(2) The Company's pro-rata share of base rent from unconsolidated properties has been included for the purpose of calulating percentage of base rent by state.

                                                  [Graphic Omitted: ACADIA Logo]

  QUARTERLY SUPPLEMENTAL DISCLOSURE
           MARCH 31, 2003


           Management Team


                                                            --------------------
                                                            Kenneth F. Bernstein
                                                            President and Chief
                                                              Executive Officer
                                                            --------------------
                                                                      |
  ----------------    ----------------    -----------------    ----------------   --------------          ----------------
                        Leasing and           Property                                                      Finance and
    Acquisitions       Redevelopment         Management          Construction          Legal              Asset Management
  ----------------    ----------------    -----------------    ----------------   --------------          ----------------
         |                   |                   |                    |                  |                        |
  ----------------    ----------------    -----------------    ----------------   --------------          ----------------
     Joel Braun       Joseph Povinelli    Joseph Napolitano      Joseph Hogan     Robert Masters           Michael Nelsen
    Sr. VP, Chief     Sr. VP, Dir. Of      Sr. VP, Dir Of       Sr. VP, Dir. of   Sr. VP, General          Sr. VP, Chief
 Investment Officer       Leasing        Property Management     Construction         Counsel             Financial Officer
  ----------------    ----------------    -----------------    ----------------   --------------          ----------------
         |                                       |                                  |       |              |       |      |
  ----------------                        -----------------                 ---------   --------   ---------- ---------  -----------
    Joseph Ginex                           Robert Scholem                    Karen       Carol      Maggie     Richard       Jon
 Asst. VP, Associate                        VP, Property                     Yamrus      Smrek        Hui      Hartmann    Grisham
                                             Management                     Asst. VP,      VP,        VP,     VP, Asst.  VP, Dir. of
                                                                            Paralegal    Counsel   Controller Controller  Financial
                                                                                                                          Reporting
  ----------------                        -----------------                 ---------   --------   ---------- ---------  -----------

                                                  [Graphic Omitted: ACADIA Logo]




QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003

    Executive Management Team


Ross Dworman                    Chairman of the Board           Mr. Dworman assists with long-term strategic planning for
                                                                the Company. Mr. Dworman was President and Chief Executive
                                                                Officer of RD Capital, Inc. from 1987 until the merger of RD
                                                                Capital with Mark Centers Trust in August of 1998, forming
                                                                Acadia Realty Trust. From 1984 to 1987, Mr. Dworman was an
                                                                associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr.
                                                                Dworman received his Bachelor of Arts Degree from the
                                                                University of Pennsylvania.

Kenneth F. Bernstein         Chief Executive Officer and        Mr. Bernstein is responsible for strategic planning as well
                                      President                 as overseeing all day to day activities of the Company
                                                                including operations, acquisitions and capital markets. Mr.
                                                                Bernstein served as the Chief Operating Officer of RD
                                                                Capital, Inc. from 1990 until the merger of RD Capital with
                                                                Mark Centers Trust in August of 1998, forming Acadia Realty
                                                                Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View
                                                                Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle
                                                                Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his
                                                                Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.

Joel Braun                     Senior Vice President,           Mr. Braun is responsible for the sourcing and financial
                                    Acquisitions                analysis of acquisition properties for Acadia. Previously,
                                                                Mr. Braun was Director of Acquisitions and Finance for
                                                                Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco
                                                                Realty Trust, a publicly traded REIT. Mr. Braun holds a
                                                                Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins
                                                                University.

Joseph Hogan                   Senior Vice President,           Most recently, Mr. Hogan served as Vice President with Kimco
                              Director of Construction          Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and
                                                                commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to
                                                                joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford,
                                                                Connecticut, where he was responsible for construction
                                                                projects throughout the eastern half of the United States.

Robert Masters, Esq.           Senior Vice President,           Prior to joining Acadia in December 1994, Mr. Masters was
                                  General Counsel,              General Counsel for API Asset Management for over five
                                 Corporate Secretary            years, Senior Vice President Deputy General Counsel for
                                                                European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985.
                                                                Mr. Masters received his Bachelor of Arts from the City
                                                                University of New York and a J.D. from New York University
                                                                Law School. Mr. Masters is also a member of the New York
                                                                Bar.

 Joseph M. Napolitano,          Senior Vice President,          Mr. Napolitano is responsible for overseeing the retail
 CPM                              Property Management           property management department for Acadia Realty Trust.
                                                                Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property
                                                                Manager overseeing a national portfolio of community
                                                                shopping centers, and Roebling Management Co. as a Property
                                                                Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in
                                                                Business Administration from Adelphi University, Garden
                                                                City, NY; and is a Certified Property Manager by the
                                                                Institute of Property Management (IREM). Mr. Napolitano is
                                                                also a member of the New York State Association of Realtors
                                                                (NYSAR) International Council of Shopping Center (ICSC),
                                                                Commercial Investment Real Estate Institute (CIREI), and the
                                                                Building Owners and Managers Institute (BOMI).

 Michael Nelsen                 Senior Vice President,          Mr. Nelsen oversees all the financial activities and asset
                                Chief Financial Officer         management functions. Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real Estate for
                                                                Soros Private Funds Management LLC. His responsibilities
                                                                included asset/portfolio management of real estate
                                                                operations, financial reporting, financings, asset
                                                                acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr.
                                                                Nelsen has been a Certified Public Accountant since 1971.

 Joseph Povinelli               Senior Vice President,          Mr. Povinelli joined Acadia in 1999 with 19 years of retail
                                        Leasing                 leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty
                                                                Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of
                                                                approximately 3 million square feet of the strip shopping
                                                                center portfolio. Prior to this he served as leasing
                                                                representative for Net Properties Management, Great Neck New
                                                                York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and
                                                                southeast regions of the company. Mr. Povinelli received a
                                                                Bachelor of Science degree in Finance and Economics from
                                                                C.W. Post College of Long Island Universty.

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QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003

   Total Market Capitalization

                                                                                                              Percent of
                                                              Percent of                                     Total Market
                   (amounts in thousands)                    Total Equity                                   Capitalization
                                                             ------------                                   --------------

Total Common Shares Outstanding                                  88.5%                    25,431(1)
Common Operating Partnership ("OP") Units                        10.5%                     3,024
                                                                                        --------
Combined Common Shares and OP Units                                                       28,455

Market Price at March 31, 2003                                                          $   8.02
                                                                                        --------

Equity Capitalization - Common Shares and OP Units                                       228,209

Preferred OP Units - at cost(2)                                   1.0%                     2,212
                                                                -----                   --------

Total Equity Capitalization                                     100.0%                   230,421                    53.8%
                                                                -----
Debt Capitalization                                                                      197,900                    46.2%
                                                                                        --------                   -----

Total Market Capitalization                                                             $428,321                   100.0%
                                                                                        --------                   -----

                      Weighted Average Outstanding Common Shares and O.P. Units

                                                            Common
                                                            Shares            O.P. Units            Total
                                                            ------            ----------            -----
-------------------------------------------------------------------------------------------------------------

Quarter ended March 31, 2003    - Primary                   25,377,095         3,058,564          28,435,659

Quarter ended March 31, 2003    - Diluted                   25,933,960         3,058,564          28,992,524

-------------------------------------------------------------------------------------------------------------
Quarter ended March 31, 2002    - Primary                   26,376,443         4,379,309          30,755,752
Quarter ended March 31, 2002    - Diluted                   26,786,454         4,379,309          31,165,763

                          [Graphic Omitted: Pie Chart]

                           Total Market Capitalization

                            Common O.P. Units     6%
                            Preferred O.P. Units  1%
                            Fixed-Rate Debt      33%
                            Variable-Rate Debt   13%
                            Common Shares        47%


(1) As of March 31, 2003, the Company had purchased 1,931,432 shares (net of reissuance of 123,173 shares) under its Stock Repurchase Program.

(2) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units which are reflected above at their stated cost of $1,000 per unit.

(3) Fixed-rate debt includes $87.0 million of notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

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                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                             Shareholder Information
                             (amounts in thousands)

             Ten Largest Institutional/Non-Retail Shareholders(1)                     Percent of Out-
                                                                        Common        standing Common
Shareholder                                                          Shares Held          Shares
-------------------------------------------                          -----------      ---------------
Yale University(2)                                                         8,422           33.1%
Stanford University                                                        2,133            8.4%
Harvard Private Capital Realty, Inc.                                       2,000            7.9%
The Vanderbilt University                                                  1,347            5.3%
Rothschild Realty Investors II L.L.C.(3)                                   1,160            4.6%
Carnegie Corporation of New York                                             943            3.7%
LaSalle Investment Management                                                495            1.9%
Yale University Retirement Plan                                              404            1.6%
First Manhattan Capital Management                                           338            1.3%
ABP                                                                          200            0.8%
                                                                         -------           ----
Total of Ten Largest Institutional Shareholders                           17,442           68.6%
                                                                         -------           ----

Total of all Institutional Shareholders                                   18,815           74.0%
                                                                         -------           ----

                              Operating Partnership
                                Unit Information

                                                                 Percent
                                                           of Total O.P. Units
                                                           -------------------

Institutional O.P. Unit Holders                 1,295             42.8%
Employee/Director O.P. Unit Holders             1,118             37.0%
Other O.P. Unit Holders                           611             20.2%
                                          -----------            -----

Total O.P. Units                                3,024            100.0%
                                          -----------            -----

                 Total Share/O.P. Unit Ownership (Combined)(2)

                          [Graphic Omitted: Pie Chart]

              Institutional Share & O.P. Unit Holders         71%
              Retail Shareholders                             23%
              Employee/Director O.P. Unitholders               4%
              Other O.P. Unitholders                           2%

(1)  Based on Schedule 13F filings with the U.S. Securities and Exchange
     Commission

(2) The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding
     Yale) as all other shares voted.

(3) Based on March 26, 2003 Schedule 13D filing with the U.S. Securities and Exchange Commission

                                                  [Graphic Omitted: ACADIA Logo]


                         QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  MARCH 31, 2003


        Statements of Operations - Including Joint Venture Activity (1)
                          Current vs. Historical Quarter
                                  (in thousands)

                                        --------------------------------------------------------------------------
                                                                    Current Quarter

                                                                      3 months
                                                                   ended March 31,
                                                                         2003
                                        --------------------------------------------------------------------------
                                                                                 Discontinued
                                           Wholly Owned         JV's (2)        Operations (3)        Total
                                           ------------         --------        --------------        -----

PROPERTY REVENUES
Minimum rents                                  $ 11,856          $ 1,720                $ -          $ 13,576
Percentage rents                                    294               12                  -               306
Expense reimbursements                            3,717              523                  -             4,240
Other property income                               151               18                  -               169
                                               --------          -------                ---          --------
                                                 16,018            2,273                  -            18,291
                                               --------          -------                ---          --------

PROPERTY EXPENSES
Property operating                                4,266              361                  -             4,627
Real estate taxes                                 2,197              203                  -             2,400
                                               --------          -------                ---          --------
                                                  6,463              564                  -             7,027
                                               --------          -------                ---          --------

NET OPERATING INCOME - PROPERTIES                 9,555            1,709                  -            11,264


OTHER INCOME (EXPENSE)
General and administrative                       (2,696)               -                  -            (2,696)
Abandoned project costs                               -                -                  -                 -
Lease termination income                              -                -                  -                 -
Interest income                                     250               20                  -               270
Asset and property management income                398                -                  -               398
Property management expense                         (88)               -                  -               (88)
Straight-line rent income                           241             (138)                 -               103
Straight-line rents written off                       -                -                  -                 -
Other income                                      1,218                -                  -             1,218
                                               --------          -------                ---          --------

EBIDTA                                            8,878            1,591                  -            10,469

Depreciation and amortization                    (3,601)            (470)                 -            (4,071)
Interest expense                                 (2,726)            (568)                 -            (3,294)
Impairment of real estate                             -                -                  -                 -
Gain on sale of properties                        1,212                -                  -             1,212
                                               --------          -------                ---          --------

Income before minority interest                   3,763              553                  -             4,316

Minority interest                                  (794)             (59)                 -              (853)

NET INCOME                                     $  2,969          $   494                $ -           $ 3,463
                                               ========          =======                ===           =======
                                        --------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------
                                                                  Historical Quarter

                                                                       3 months
                                                                     ended March 31,
                                                                          2002
                                        ---------------------------------------------------------------------------
                                                                                 Discontinued
                                           Wholly Owned            JV's         Operations (3)        Total
                                           ------------            ----         --------------        -----

PROPERTY REVENUES                              $ 11,557          $   602           $ 2,898           $ 15,057
Minimum rents                                       319               45               221                585
Percentage rents                                  2,525              209               633              3,367
Expense reimbursements                              165               10                34                209
Other property income                          --------          -------           -------           --------
                                                 14,566              866             3,786             19,218
                                               --------          -------           -------           --------


PROPERTY EXPENSES                                 2,675               98               687              3,460
Property operating                                1,920              155               532              2,607
Real estate taxes                              --------          -------           -------           --------
                                                  4,595              253             1,219              6,067
                                               --------          -------           -------           --------

                                                  9,971              613             2,567             13,151
NET OPERATING INCOME - PROPERTIES


OTHER INCOME (EXPENSE)                           (2,325)               -                 -             (2,325)
General and administrative                            -                -                 -                  -
Abandoned project costs                           3,800                -                 -              3,800
Lease termination income                            425                -                14                439
Interest income                                     331                -                 -                331
Asset and property management income                (40)               -                 -                (40)
Property management expense                         272              (16)                9                265
Straight-line rent income                             -                -                 -                  -
Straight-line rents written off                     132                -                 -                132
Other income                                   --------          -------           -------           --------

                                                 12,566              597             2,590             15,753
EBIDTA
                                                 (3,585)            (164)           (1,010)            (4,759)
Depreciation and amortization                    (2,761)            (315)           (1,056)            (4,132)
Interest expense                                      -                -                 -                  -
Impairment of real estate                             -                -             1,375              1,375
Gain on sale of properties                     --------          -------           -------           --------

                                                  6,220              118             1,899              8,237
Income before minority interest
                                                   (992)             (17)             (762)            (1,771)
Minority interest
                                               $  5,228          $   101           $ 1,137           $  6,466
NET INCOME                                     ========          =======           =======           ========
                                        ---------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. Certain 2002 quarterly amounts have been reclassified to conform with the presentation of discontinued operations for the year ended December 31, 2002 (see note 3).

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - JV's" for additional detail.

(3) Discontinued operations represent the activity related to all properties sold since January 1, 2002. All of these properties were sold prior to January 1, 2003.

                                                  [Graphic Omitted: ACADIA Logo]


         QUARTERLY SUPPLEMENTAL DISCLOSURE
                   MARCH 31, 2003


Statements of Operations - Joint Venture Activity(1)
              Current vs. Historical Quarter
                      (in thousands)

                                          ------------------------------------------------------------------------------------------
                                                                               Current Quarter

                                                                                   3 months
                                                                                ended March 31,
                                                                                      2003
                                           -----------------------------------------------------------------------------------------
                                                 Acadia             Pro-rata                             Pro-rata        Pro-rata
                                               Acquisition            share         Crossroads             share           Total
                                               -----------            -----         ----------             -----           -----
PROPERTY REVENUES
Minimum rents                                     $ 4,735           $ 1,053           $ 1,361           $   667           $ 1,720
Percentage rents                                        5                 1                22                11                12
Expense reimbursements                                976               217               625               306               523
Other property income                                  45                10                17                 8                18
                                                  -------           -------           -------           -------           -------
                                                    5,761             1,281             2,025               992             2,273
                                                  -------           -------           -------           -------           -------

PROPERTY EXPENSES
Property operating                                    950               211               306               150               361
Real estate taxes                                     195                43               327               160               203
                                                  -------           -------           -------           -------           -------
                                                    1,145               254               633               310               564
                                                  -------           -------           -------           -------           -------

NET OPERATING INCOME - PROPERTIES                   4,616             1,027             1,392               682             1,709


OTHER INCOME (EXPENSE)
General and administrative                             (1)                -                 -                 -                 -
Abandoned project costs                                 -                 -                 -                 -                 -
Lease termination income                                -                 -                 -                 -                 -
Interest income                                        88                20                 -                 -                20
Asset and property management income                    -                 -                 -                 -                 -
Asset and property management expense(2)             (442)                -                 -                 -                 -
Straight-line rent income                            (629)             (140)                5                 2              (138)
Straight-line rents written off                         -                 -                 -                 -                 -
Other income                                            -                 -                 -                 -                 -
                                                  -------           -------           -------           -------           -------

EBIDTA                                              3,632               907             1,397               684             1,591

Depreciation and amortization(3)                   (1,366)             (304)             (139)             (166)             (470)
Interest expense 3                                 (1,205)             (268)             (639)             (300)             (568)
Impairment of real estate                               -                 -                 -                 -                 -
Gain on sale of properties                              -                 -                 -                 -                 -
                                                  -------           -------           -------           -------           -------

Income before minority interest                     1,061               335               619               218               553

Minority interest                                       -               (36)                -               (23)              (59)
                                                  -------           -------           -------           -------           -------

NET INCOME                                        $ 1,061           $   299           $   619           $   195           $   494
                                                  =======           =======           =======           =======           =======
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
                                                                                Historical Quarter

                                                                                     3 months
                                                                                 ended March 31,
                                                                                       2002
                                           -----------------------------------------------------------------------------------------
                                                 Acadia             Pro-rata                             Pro-rata        Pro-rata
                                               Acquisition            share         Crossroads             share           Total
                                               -----------            -----         ----------             -----           -----
PROPERTY REVENUES
Minimum rents                                     $     -           $     -           $ 1,225           $   602           $   602
Percentage rents                                        -                 -                93                45                45
Expense reimbursements                                  -                 -               427               209               209
Other property income                                   -                 -                21                10                10
                                                  -------           -------           -------           -------           -------
                                                        -                 -             1,766               866               866
                                                  -------           -------           -------           -------           -------

PROPERTY EXPENSES
Property operating                                      -                 -               199                98                98
Real estate taxes                                       -                 -               316               155               155
                                                  -------           -------           -------           -------           -------
                                                        -                 -               515               253               253
                                                  -------           -------           -------           -------           -------

NET OPERATING INCOME - PROPERTIES                       -                 -             1,251               613               613


OTHER INCOME (EXPENSE)
General and administrative                           (339)                -                 -                 -                 -
Abandoned project costs                                 -                 -                 -                 -                 -
Lease termination income                                -                 -                 -                 -                 -
Interest income                                         -                 -                 -                 -                 -
Asset and property management income                    -                 -                 -                 -                 -
Asset and property management expense(2)                -                 -                 -                 -                 -
Straight-line rent income                               -                 -               (32)              (16)              (16)
Straight-line rents written off                         -                 -                 -                 -                 -
Other income                                            -                 -                 -                 -                 -
                                                  -------           -------           -------           -------           -------

EBIDTA                                               (339)                -             1,219               597               597

Depreciation and amortization(3)                        -                 -              (135)             (164)             (164)
Interest expense 3                                      -                 -              (643)             (315)             (315)
Impairment of real estate                               -                 -                 -                 -                 -
Gain on sale of properties                              -                 -                 -                 -                 -
                                                  -------           -------           -------           -------           -------

Income before minority interest                      (339)                -               441               118               118

Minority interest                                       -                 -                 -               (17)              (17)
                                                  -------           -------           -------           -------           -------

NET INCOME                                        $  (339)          $     -           $   441           $   101           $   101
                                                  =======           =======           =======           =======           =======
                                           -----------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund (the JV"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet as of March 31, 2003. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(2) Acadia Acquisition pays asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(3) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                                                  [Graphic Omitted: ACADIA Logo]

               QUARTERLY SUPPLEMENTAL DISCLOSURE
                        MARCH 31, 2003


Statements of Operations - Including Joint Venture Activity(1)
                      Activity by Source
                        (in thousands)

                                        --------------------------------------------------------------------------------------------
                                                                                 Current Quarter

                                                                                    3 months
                                                                                 ended March 31,
                                                                                      2003
                                        --------------------------------------------------------------------------------------------
                                                                                                    Discontinued
                                                  Retail         Multi-Family        Corporate      Operations(3)         Total
                                                  ------         ------------        ---------      -------------         -----
PROPERTY REVENUES
Minimum rents                                    $ 11,893          $  1,683          $      -          $      -          $ 13,576
Percentage rents                                      306                 -                 -                 -               306
Expense reimbursements                              4,240                 -                 -                 -             4,240
Other property income                                  51               118                 -                 -               169
                                                 --------          --------          --------          --------          --------
                                                   16,490             1,801                 -                 -            18,291
                                                 --------          --------          --------          --------          --------

PROPERTY EXPENSES
Property operating                                  3,821               806                 -                 -             4,627
Real estate taxes                                   2,324                76                 -                 -             2,400
                                                 --------          --------          --------          --------          --------
                                                    6,145               882                 -                 -             7,027
                                                 --------          --------          --------          --------          --------

NET OPERATING INCOME - PROPERTIES                  10,345               919                 -                 -            11,264


OTHER INCOME (EXPENSE)
General and administrative                              -                 -            (2,696)                -            (2,696)
Abandoned project costs                                 -                 -                 -                 -                 -
Lease termination income                                -                 -                 -                 -                 -
Interest income                                         -                 -               270                 -               270
Asset and property management income                    -                 -               398                 -               398
Other property management fees                        (67)              (21)                -                 -               (88)
Straight-line rent income                             103                 -                 -                 -               103
Straight-line rents written off                         -                 -                 -                 -                 -
Other income                                        1,218                 -                 -                 -             1,218
                                                 --------          --------          --------          --------          --------

EBIDTA                                             11,599               898            (2,028)                -            10,469

Depreciation and amortization                      (3,679)             (321)              (71)                -            (4,071)
Interest expense                                   (2,910)             (384)                -                 -            (3,294)
Impairment of real estate                               -                 -                 -                 -                 -
Gain on sale of properties                          1,212                 -                 -                 -             1,212
                                                 --------          --------          --------          --------          --------

Income before minority interest                     6,222               193            (2,099)                -             4,316

Minority interest                                  (1,058)              (21)              226                 -              (853)

NET INCOME                                       $  5,164          $    172          $ (1,873)         $      -          $  3,463
                                                 ========          ========          ========          ========          ========
                                        --------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------
                                                                                 Current Quarter

                                                                                    3 months
                                                                                 ended March 31,
                                                                                      2002
                                        --------------------------------------------------------------------------------------------
                                                                                                    Discontinued
                                                  Retail         Multi-Family        Corporate      Operations(3)         Total
                                                  ------         ------------        ---------      -------------         -----

PROPERTY REVENUES
Minimum rents                                    $ 10,528          $  1,631          $      -          $  2,898          $ 15,057
Percentage rents                                      364                                   -               221               585
Expense reimbursements                              2,734                                   -               633             3,367
Other property income                                  65               110                 -                34               209
                                                 --------          --------          --------          --------          --------
                                                   13,691             1,741                 -             3,786            19,218
                                                 --------          --------          --------          --------          --------

PROPERTY EXPENSES
Property operating                                  2,097               676                 -               687             3,460
Real estate taxes                                   1,998                77                 -               532             2,607
                                                 --------          --------          --------          --------          --------
                                                    4,095               753                 -             1,219             6,067
                                                 --------          --------          --------          --------          --------

NET OPERATING INCOME - PROPERTIES                   9,596               988                 -             2,567            13,151


OTHER INCOME (EXPENSE)
General and administrative                              -                 -            (2,325)                -            (2,325)
Abandoned project costs                                 -                 -                 -                 -                 -
Lease termination income                            3,800                 -                 -                 -             3,800
Interest income                                        57                 -               368                14               439
Asset and property management income                    -                 -               331                 -               331
Other property management fees                        (19)              (21)                -                 -               (40)
Straight-line rent income                             256                 -                 -                 9               265
Straight-line rents written off                         -                 -                 -                 -                 -
Other income                                           50                 -                82                 -               132
                                                 --------          --------          --------          --------          --------

EBIDTA                                             13,740               967            (1,544)            2,590            15,753

Depreciation and amortization                      (3,370)             (290)              (89)           (1,010)           (4,759)
Interest expense                                   (2,670)             (406)                -            (1,056)           (4,132)
Impairment of real estate                               -                 -                 -                 -                 -
Gain on sale of properties                              -                 -                 -             1,375             1,375
                                                 --------          --------          --------          --------          --------

Income before minority interest                     7,700               271            (1,633)            1,899             8,237

Minority interest                                  (1,203)              (39)              233              (762)           (1,771)

NET INCOME                                       $  6,497          $    232          $ (1,400)         $  1,137          $  6,466
                                                 ========          ========          ========          ========          ========
                                        --------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. Certain 2002 quarterly amounts have been reclassified to conform with the presentation of discontinued operations for the year ended December 31, 2002 (see note 3).

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund (the JV"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet as of March 31, 2003. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(3) Discontinued operations represent the activity related to all properties sold since January 1, 2002. All of these properties were sold prior to January 1, 2003.

                                                  [Graphic Omitted: ACADIA Logo]

            QUARTERLY SUPPLEMENTAL DISCLOSURE
                     MARCH 31, 2003

Net Operating Income (NOI) - Same Property Performance(1)
                      (in thousands)

                                                                                                                Growth in Same
                                                                                                                Property NOI -
                                                                                                             Continuing Operations
                                                        Current Year-to-Date     Historical Year-to-Date     Favorable (unfavorable)
                                                      ------------------------------------------------------------------------------

   Reconciliation of total NOI to same property NOI:
                                                           Three months ended      Three months ended
                                                               March 31,               March 31,
                                                                  2003                    2002
                                                                  ----                    ----
NOI - Wholly owned properties                                   $ 9,555                $ 12,538
NOI - Joint Ventures (Unconsolidated partnerships)                1,709                     613
                                                                -------                --------
                                       Total NOI                 11,264                  13,151

NOI - Properties Acquired                                        (1,134)                      -
NOI - Redevelopment Properties                                     (855)                   (309)
NOI - Properties Sold / Held for sale
      ("Discontinued Operations")                                     -                  (2,564)
                                                                -------                --------

                                                                $ 9,275                $ 10,278                      -9.8%
                                                                =======                ========                       ===


   Same property NOI by portfolio component and revenues/expenses:

                                                                    Shopping Center Portfolio

                                              Revenues         $ 14,184                $ 13,240                       7.1%
                                              Expenses            5,784                   3,946                     -46.6%
                                                               --------                --------                      ----
                                                                  8,400                   9,294                      -9.6%
                                                               --------                --------                      ----

                                                             Residential Properties (2 properties)

                                              Revenues            1,798                   1,737                       3.5%
                                              Expenses              837                     753                     -11.2%
                                                               --------                --------                      ----
                                                                    961                     984                      -2.3%
                                                               --------                --------                      ----

                                                                $ 9,361                $ 10,278                      -8.9%
                                                               ========                ========                      ====

(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003


  Funds from Operations (FFO)(1)
         (in thousands)

                                                                          --------------------------
                                                                                   Current                        Historic
                                                                                   Quarter                         Quarter

                                                                               3 months ended                  3 months ended
Funds from operations (FFO):                                   Notes           March 31, 2003                  March 31, 2002
                                                                                                               --------------

Net Income                                                                         $ 3,463                        $  6,466
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                      3,399                           4,339
     Unconsolidated subsidiaries                                                       459                             157
Income attributable to Operating Partnership units               (2)                   438                           1,116
Impairment of real estate                                                                -                               -
Loss on sale of properties                                       (3)                     -                             155
                                                                                   -------                        --------
                                                                                     7,759                          12,233
Less: FFO related to discontinued operations                     (4)                    -                           (1,508)
                                                                                   -------                        --------

                       FFO - Continuing Operations               (6)               $ 7,759                        $ 10,725
                                                                                   =======                        ========

Adjusted Funds from operations (AFFO):
FFO                                                                                $ 7,759
Straight line rent                                                                    (103)
Non real-estate depreciation                                                            71
Amortization of finance costs                                                          142
Tenant improvements                                                                   (346)
Leasing commissions                                                                    (45)
Capital expenditures                                                                  (746)
                                                                                   -------

                       AFFO - Continuing operations                                $ 6,732
                                                                                   =======

FFO per share - Basic
    FFO per share                                               (5,6)              $  0.27                        $   0.40
                                                                                   =======                        ========
    FFO per share - Continuing operations                       (5,6)              $  0.27                        $   0.35
                                                                                   =======                        ========

FFO per share - Diluted
    FFO per share                                               (5,6)              $  0.27                        $   0.40
                                                                                   =======                        ========
    FFO per share - Continuing operations                       (5,6)              $  0.27                        $   0.35
                                                                                   =======                        ========

 AFFO per share - Basic                                         (5,6)              $  0.24
                                                                                   =======
 AFFO per share - Diluted                                       (5,6)              $  0.24
                                                                                   =======
                                                                          --------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) First quarter 2002 FFO has been restated to include the $957gain from the sale of undepreciated property (net of minority interest of $573). 2003 FFO includes a $659,000 gain on the sale of undepreciated property.

(4) Discontinued operations represent the activity related to all properties sold since January 1, 2001.

(5) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Preferred distributions of $50 are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(6) FFO for the quarter ended March 31, 2002 includes $3,800 ($0.13 per share) of lease termination income received during the period and FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003

      Capital Expenditures

                                                      Three months
                                                          ended
                                                     March 31, 2003
                                                     --------------


Leasing Commissions:                                      $   45
                                                          ------

Tenant Improvements:                                         346
                                                          ------

Capital Expenditures:
Retail                                                       405
Residential                                                  341
                                                          ------
                                                             746
                                                          ------

Redevelopments:                                            1,031
                                                          ------

Total expenditures for real estate and
  improvements as reported on the
  Company's Statement of Cash Flows                       $2,168
                                                          ======

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiry and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003

   Consolidated Balance Sheets
          (in thousands)                                                     ----------------

                                                                                  March 31,           December 31,
                                                                                    2003                   2002
                                                                                 ---------               ---------
ASSETS
Real estate
  Land                                                                            $ 54,890                $ 54,890
  Buildings and improvements                                                       353,520                 352,359
  Construction in progress                                                           7,637                   6,629
                                                                                 ---------               ---------
                                                                                   416,047                 413,878
Less: accumulated depreciation                                                     (88,257)                (85,062)
                                                                                 ---------               ---------
  Net real estate                                                                  327,790                 328,816

Cash and cash equivalents                                                           31,320                  45,168
Cash in escrow                                                                       3,896                   3,447
Investments in unconsolidated partnerships                                          12,783                   6,164
Rents receivable, net of $1,463 and $1,374 allowance, respectively                   2,795                   2,567
Straight-line rents receivable, net of $910 allowance                                4,632                   4,392
Notes Receivable                                                                     5,196                   6,795
Prepaid expenses                                                                     2,413                   2,042
Deferred charges, net                                                               10,248                  10,360
Other assets                                                                         1,112                   1,184
                                                                                 ---------               ---------

                                                                                 $ 402,185               $ 410,935
                                                                                 =========               =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                           $ 197,900               $ 202,361

Accounts payable and accrued expenses                                                5,320                   8,528
Dividends and distributions payable                                                  4,176                   3,744
Due to related parties                                                                 132                     174
Deferred gain on sale of properties                                                      -                   1,212
Interest rate swap payable                                                           5,574                   5,470
Other liabilities                                                                    2,735                   2,998
                                                                                 ---------               ---------
  Total liabilities                                                                215,837                 224,487
                                                                                 ---------               ---------

Minority interest in Operating Partnership                                          21,796                  22,746
Minority interests in majority owned partnerships                                    2,240                   2,379
                                                                                 ---------               ---------
  Total minority interests                                                          24,036                  25,125
                                                                                 ---------               ---------

Shareholders' equity:
Common shares                                                                           25                      25
Additional paid-in capital                                                         171,877                 170,851
Accumulated other comprehensive income                                              (6,911)                 (6,874)
Deficit                                                                             (2,679)                 (2,679)
                                                                                 ---------               ---------
  Total shareholders' equity                                                       162,312                 161,323
                                                                                 ---------               ---------

                                                                                 $ 402,185               $ 410,935
                                                                                 =========               =========

                                                                             ----------------

                                    Page 14

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003

    Selected Operating Ratios

                                                                                       Quarter ended December 31,
                                                                         ----------------------
                                                                                2003                              2002
                                                                              ---------                        ---------
                    Coverage Ratios                                 1

               Interest Coverage Ratio
EBIDTA                                                              2         $  10,469                        $  11,953
Divided by Interest expense                                                       3,294                            4,132
                                                                              ---------                        ---------
                                                                                   3.18  x                          2.89 x

             Fixed Charge Coverage Ratio
EBIDTA                                                                        $  10,469                        $  11,953
Divided by (Interest expense                                                      3,294                            4,132
                 + Preferred Dividends)                             3                50                               50
                                                                              ---------                        ---------
                                                                                   3.13  x                          2.86 x

             Debt Service Coverage Ratio
EBIDTA                                                                        $  10,469                        $  11,953
Divided by (Interest expense                                                      3,294                            4,132
                 + Principal Amortization)                          4             1,294                            1,168
                                                                              ---------                        ---------
                                                                                   2.28  x                          2.26 x

                    Payout Ratios

FFO Payout Ratio - Basic and Diluted
  Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.14.5 per Share/O.P. Unit for 2003
  and $0.13 for 2002.                                                         $   4,126                         $  3,695
FFO                                                                 2             7,759                            8,433
                                                                              ---------                        ---------
                                                                                    53%                              44%

                   Overhead Ratios

              G&A/Real Estate Revenues
General and Administrative expense                                            $   2,696                         $  2,325
Real Estate Revenues                                                             18,291                           19,218
                                                                              ---------                        ---------
                                                                                    15%                              12%

                   Leverage Ratios

Debt/Total Market Capitalization                                    5
Debt                                                                          $ 197,900                        $ 218,966
Total Market Capitalization                                                     428,321                          418,720
                                                                              ---------                        ---------
                                                                                    46%                              52%


Debt + Preferred Equity (Preferred O.P. Units)                                $ 200,112                        $ 221,178
Total Market Capitalization                                                     428,321                          418,720
                                                                              ---------                        ---------
                                                                                    47%                              53%
                                                                         ----------------------

Notes:

(1) Quarterly results for 2003 and 2002 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) EBIDTA and FFO for the quarter ended March 31, 2002 have been adjusted for non-recurring income of $3,800 representing lease termination income received from a single tenant during the period. Included in EBIDTA and FFO for the quarter ended March 31, 2003 is $1,212 of profit particpation received from Pathmark representing Acadia's profit participation in a tenant's assignment of a lease at the Branch Plaza. Gross property revenues already exclude these amounts. The adjustments are as follows:

                                                      Quarter ended March 31, 2003                 Quarter ended March 31, 2002

                                                      EBIDTA                  FFO                    EBIDTA                FFO
Gross amounts                                        $ 10,469               $ 7,759                 $ 15,753            $ 12,233
Adjustment for material non-recurring items                -                     -                    (3,800)             (3,800)
                                                     --------               -------                 --------            --------
As adjusted and used above                           $ 10,469               $ 7,759                 $ 11,953            $  8,433
                                                     ========               =======                 ========            ========

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of joint venture principal amortization. $273 of the above amortization is from the self-liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $34,450 of debt which self-amortizes over seven years.

(5) Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 51% and 54% as of March 31, 2003 and 2002, respectively.

                                                  [Graphic Omitted: ACADIA Logo]

 QUARTERLY SUPPLEMENTAL DISCLOSURE
          March 31, 2003
 Debt Analysis - Consolidated Debt
      (amounts in thousands)

                                                                                                                 Principal
                                                                                                                 Balance at
Property                                               Lender                                Notes              March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Pittston Plaza                                         Anchor National Life Insurance Co.                           $      -
Merrillville Plaza                                     Sun America Life Insurance Co.                                 13,590
Crescent Plaza                                         Metropolitan Life Insurance Co.                                 8,619
East End Centre                                        Metropolitan Life Insurance Co.                                15,785
GHT Apartments                                         Bank of America, N.A.                                          10,893
Colony Apartments                                      Bank of America, N.A.                                           5,446
                                                                                                                    --------
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                              54,333
                                                                                                                    ========

VARIABLE-RATE DEBT

Soundview Marketplace                                  Fleet Bank, N.A.                                                8,699
Marketplace of Absecon                                 Fleet Bank, N.A.                         (1)                        -
Greenridge Plaza                                       Metropolitan Life Insurance Co.                                 5,965
Luzerne Street Plaza                                   Metropolitan Life Insurance Co.                                 1,565
239 Greenwich Avenue                                   First Union National Bank                                      13,357
Berlin Shopping Center                                 Washington Mutual, Inc.                                         1,810
Bradford Towne Center                                  Washington Mutual, Inc.                                         7,399
Ledgewood Mall                                         Washington Mutual, Inc.                                        30,461
New Louden Center                                      Washington Mutual, Inc.                                         7,195
Route 6 Plaza                                          Washington Mutual, Inc.                                         4,761
Village Apartments                                     Sun America Life Insurance Co.                                  9,385
Abington Towne Center                                  Fleet Bank, N.A.                         (2)
Branch Shopping Center                                 Fleet Bank, N.A.                         (2)                   12,142
Methuen Shopping Center                                Fleet Bank, N.A.                         (2)
Walnut Hill Plaza                                      Washington Mutual, Inc.                  (3)                    6,924
Bloomfield Town Square                                 Washington Mutual, Inc.                  (3)                   13,601
Town Line                                              Fleet Bank, N.A.                         (4)                    4,923
Gateway Shopping Center                                Fleet Bank, N.A.                         (5)                    6,300
Smithtown Shopping Center                              Fleet Bank, N.A.                                              9,080
Elmwood Park Shopping Center                           Washington Mutual, Inc.                  (6)                       -
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                     (7)                  143,567
                                                                                                                   ---------

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                                  $ 197,900
                                                                                                                   =========
------------------------------------------------------------------------------------------------------------------------------------



                                                                                  Variable
                                                      Interest                    Rate as of                           Maturity
Property                                                Rate                    March 31, 2003                           Date
------------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Pittston Plaza                                          7.93%                                                       1/1/2004
Merrillville Plaza                                      6.46%                                                       7/1/2007
Crescent Plaza                                          8.13%                                                      11/1/2010
East End Centre                                         8.13%                                                      11/1/2010
GHT Apartments                                          7.55%                                                       1/1/2011
Colony Apartments                                       7.55%                                                       1/1/2011
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                7.54%

VARIABLE-RATE DEBT

Soundview Marketplace                                 L + 175                        3.09%                          8/1/2003
Marketplace of Absecon                                L + 150                          -                            3/1/2004
Greenridge Plaza                                      L + 200                        3.35%                         11/1/2003
Luzerne Street Plaza                                  L + 200                        3.35%                         11/1/2003
239 Greenwich Avenue                                  L + 145                        2.79%                          1/1/2005
Berlin Shopping Center                                L + 175                        3.13%                          4/1/2005
Bradford Towne Center                                 L + 175                        3.13%                          4/1/2005
Ledgewood Mall                                        L + 175                        3.13%                          4/1/2005
New Louden Center                                     L + 175                        3.13%                          4/1/2005
Route 6 Plaza                                         L + 175                        3.13%                          4/1/2005
Village Apartments                                    L + 173                        3.11%                         10/1/2005
Abington Towne Center                                 L + 175                        3.09%                          1/1/2007
Branch Shopping Center                                L + 175                        3.09%                          1/1/2007
Methuen Shopping Center                               L + 175                        3.09%                          1/1/2007
Walnut Hill Plaza                                     L + 185                        3.23%                          1/1/2007
Bloomfield Town Square                                L + 185                        3.23%                          1/1/2007
Town Line                                             L + 175                        3.05%                         3/15/2007
Gateway Shopping Center                               L + 300                        4.30%                          5/1/2007
Smithtown Shopping Center                             L + 175                        3.08%                          6/1/2007
Elmwood Park Shopping Center                          L + 170                          -                          11/22/2007
                                                      -------                        ----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT           L + 182                        3.16%
                                                      -------                        ----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                    4.36%
                                                                                     ====
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%).

(2) There is an additional $7,650 currently available under this facility which the Company is required to fully draw down prior to December 2003. An additional $3,000 (net of a $150 holdback) is available through December 2004 based upon additional lease-up at the collateral properties.

(3) There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 21, 2003.

(4)  There is an additional $2,000 currently available under this facility.

(5) The initial rate of LIBOR plus 300 basis points decreases to 175 basis points upon completion of construction of this redevelopment property. There is an additional $3,000 available under this facility.

(6) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 170 basis points (3.30% all-in rate floor).

(7) The Company has hedged $87,027 of it's variable-rate debt with five variable to fixed-rate swap agreements with Fleet Bank, N.A. as follows:

     Notional principal              All-in Rate             Maturity Date
     ------------------              -----------             -------------
         $ 30,000                       6.55%                  4/1/2005
           20,000                       6.28%                 10/1/2006
           15,757                       6.17%                  1/1/2007
           12,190                       5.86%                  1/1/2007
         --------
            9,080                       6.22%                  6/1/2007
         $ 87,027                       6.29%
         --------

                                                  [Graphic Omitted: ACADIA Logo]


          QUARTERLY SUPPLEMENTAL DISCLOSURE
                   March 31, 2003
Debt Analysis - Unconsolidated Debt (Joint Ventures)

                                                                                     Acadia Realty       Principal         Acadia's
                                     Lender/                                             Trust          Balance at         Prorata
FIXED-RATE DEBT                      Joint Venture Partner                             Ownership      March 31, 2003        Share
--------------                       ---------------------                      ----------------------------------------------------
Crossroads Shopping Center(1)       Bank of New York/                                    49.0%            $ 33,427         $ 16,379
                                       Heyman-Greenburgh Associates LLC and
                                       RMC Development Company LLC
Brandywine Town Center               UBS Warburg Real Estate Investments, Inc./          22.2%              30,000            6,667
                                       Acadia Strategic Opportunity Fund
Kroger Portfolio                     Cortlandt Deposit Corporation/                      22.2%              14,850            3,300
                                       Acadia Strategic Opportunity Fund
Safeway Portfolio                    Cortlandt Deposit Corporation/                      22.2%              14,678            3,262
                                       Acadia Strategic Opportunity Fund
Brandywine Town Center               UBS Warburg Real Estate Investments, Inc./          22.2%              21,618            4,804
                                       Acadia Strategic Opportunity Fund
Market Square Shopping Center        UBS Warburg Real Estate Investments, Inc./          22.2%              16,393            3,643
                                       Acadia Strategic Opportunity Fund
Amherst Marketplace                  The Ohio National Life Insurance Company/
                                       Acadia Strategic Opportunity Fund                 22.2%               5,000            1,111
Sheffield Crossing                   Canada Life Insurance Company/
                                       Acadia Strategic Opportunity Fund                 22.2%               7,418            1,648
                                                                                                         ---------         --------
TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                                                    143,384           40,814
                                                                                                         ---------         --------


VARIABLE-RATE DEBT


Granville Center                     Bank One, NA/
                                       Acadia Strategic Opportunity Fund                 22.2%               5,934            1,319
                                                                                                         ---------         --------

TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                                                         $ 149,318         $ 42,133
                                                                                                         =========         ========
                                                                                ----------------------------------------------------


                                                                                                   Variable
                                     Lender/                                       Interest       Rate as of          Maturity
FIXED-RATE DEBT                      Joint Venture Partner                           Rate       March 31, 2003          Date
--------------                       ---------------------                      ----------------------------------------------------
Crossroads Shopping Center(1)       Bank of New York/                               7.15%                               10/1/2007
                                       Heyman-Greenburgh Associates LLC and
                                       RMC Development Company LLC
Brandywine Town Center               UBS Warburg Real Estate Investments, Inc./     4.69%                               2/11/2008
                                       Acadia Strategic Opportunity Fund
Kroger Portfolio                     Cortlandt Deposit Corporation/                 6.62%                                2/1/2009
                                       Acadia Strategic Opportunity Fund
Safeway Portfolio                    Cortlandt Deposit Corporation/                 6.51%                               1/15/2009
                                       Acadia Strategic Opportunity Fund
Brandywine Town Center               UBS Warburg Real Estate Investments, Inc./     7.01%                               7/11/2012
                                       Acadia Strategic Opportunity Fund
Market Square Shopping Center        UBS Warburg Real Estate Investments, Inc./     7.32%                               6/11/2012
                                       Acadia Strategic Opportunity Fund
Amherst Marketplace                  The Ohio National Life Insurance Company/
                                       Acadia Strategic Opportunity Fund            8.20%                                6/1/2022
Sheffield Crossing                   Canada Life Insurance Company/
                                       Acadia Strategic Opportunity Fund            8.00%                                1/1/2023

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                             6.72%



VARIABLE-RATE DEBT


Granville Center                     Bank One, NA/
                                       Acadia Strategic Opportunity Fund          L + 200            3.30%              10/5/2007


TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                                                     6.61%
                                                                                                     ====
                                                                                ----------------------------------------------------

     Summary - Consolidated and Unconsolidated Debt
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       % of
                                                                                  Weighted          % of            Wholly-Owned
                                                    % of      Outstanding           Avg.        Wholly-Owned     and Unconsolidated
                                                    Total       Balance          Int. Rate          Only           Combined Basis
                                               -------------------------------------------------------------------------------------
 Consolidated Debt
 Fixed-Rate Debt(2)                                 59%         $ 141,360           6.77%             71%                76%
 Variable-Rate Debt(2)                              23%            56,540           3.16%             29%                24%
                                                   ---          ---------           ----             ---                ---

 Total Consolidated Debt                            82%           197,900           5.74%            100%               100%
                                                   ---          ---------           ----             ---                ---

 Unconsolidated Debt (Joint Ventures)
 Fixed-Rate Debt                                    17%            40,814           6.72%
 Variable-Rate Debt                                  1%             1,319           3.30%
                                                   ---          ---------           ----

 Total Unconsolidated Debt                          18%            42,133           6.61%
                                                   ---          ---------           ----

                               Total Debt          100%         $ 240,033           5.89%
                                                   ===          =========           ====
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Although this is variable debt, Acadia has effectively fixed it's pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

(2) Fixed-rate debt includes $87,027 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003

        Future Debt Maturities                                                    Weighted Average Interest Rate of Maturing Debt
        ----------------------                                                    -----------------------------------------------
            (in thousands)

           Consolidated Debt
                                          Scheduled
                 Year                   Amortization     Maturities      Total    Total Debt    Fixed-Rate Debt   Variable-Rate Debt
                 ----                   ------------     ----------      -----    ----------    ---------------   ------------------

                 2003                     $  2,743      $  16,083     $  18,826    3.21%             n/a                3.21%
                 2004                        3,591              -         3,591      n/a             n/a                  n/a
                 2005                        2,580         70,977        73,557    3.06%             n/a                3.06%
                 2006                        2,154              -         2,154      n/a             n/a                  n/a
                 2007                        1,056         61,009        62,065    3.93%           6.46%                3.28%
              Thereafter                     2,508         35,199        37,707    7.89%           7.89%                  n/a
                                          --------      ---------     ---------
                                          $ 14,632      $ 183,268     $ 197,900
                                          ========      =========     =========


Unconsolidated Debt (Joint Ventures)(1)



                 2003                     $    352      $       -     $     352      n/a             n/a                  n/a
                 2004                        1,599              -         1,599      n/a             n/a                  n/a
                 2005                        1,645              -         1,645      n/a             n/a                  n/a
                 2006                        1,692              -         1,692      n/a             n/a                  n/a
                 2007                        1,517         16,033        17,550    6.86%           7.15%                3.30%
              Thereafter                     5,185         14,110        19,295    5.98%           5.98%                  n/a
                                          --------      ---------     ---------
                                          $ 11,990      $  30,143     $  42,133
                                          ========      =========     =========
---------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                                       1st Quarter 2003                 $ 187

(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
         MARCH 31, 2003


     Unencumbered Properties

             Center                               Location                         GLA
             ------                               --------                         ---

Blackman Plaza                               Wilkes-Barre, PA                   121,206

Hobson West Plaza                            Naperville, IL                      99,950

Mad River Station                            Dayton, OH                         154,114

Mark Plaza                                   Edwardsville, PA                   214,021

Pacesetter Park Shopping Center              Ramapo, New York                    95,559

Plaza 422                                    Lebanon, PA                        154,791

Total GLA of Unencumbered Properties                                            839,641
                                                                                -------
Total net operating income for the year ended December 31, 2002
  associated with unencumbered properties                                       $ 4,335
                                                                                =======

                                     Page 19

                                                  [Graphic Omitted: ACADIA Logo]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                   Acadia Strategic Opportunity Fund - Overview

Item                         Notes     Description
-----------------------------------------------------------------------------------------
Date formed                            September 2001

Properties owned

Ohio                         (1)       Amherst Marketplace
                             (1)       Granville Centre
                             (1)       Sheffield Crossing

Delaware                     (1)       Brandywine Town Center
                             (1)       Market Square Shopping Center

Various                      (2)       25 Kroger/Safeway locations


Partnership structure

Equity Contribution:                   22.22% - Acadia
                                       77.78% - Four institutional investors
                                               (current significant
                                               shareholders in Acadia as well)

Cash flow distribution:                22.22% - Acadia
                                       77.78% - Four institutional investors

Promote:                               20% to Acadia once all partners (including
                                               Acadia) have received 9%
                                               preferred return and return of
                                               equity

                                       Remaining   80% is distributed to all the
                                               partners (including Acadia).


Fees                                           to Acadia Asset management fee
                                               equal to 1.5% of total committed
                                               capital ($70 million which
                                               excludes Acadia's $20 million))

                                       Property management fee equal to 4% of gross
                                               property revenues

                                       Market rate leasing fees

                                       Construction/project management fees equal to
                                               the lesser of 7.5% of hard costs
                                               or allocable costs of Acadia


Mortgage Debt                (3)       $116 million as of March 31, 2003

                                       95% ($110 million) fixed-rate and 5%
                                       floating ($6 million) at a total blended rate of 6.3% as of March 31, 2003


(1) See details of these properties including occupancy, tenants, expirations and demographics in Section IV of this supplement

(2)  See enclosed map in this section for these locations

(1)  See details of this debt in Section II of this supplement

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003

Kroger/Safeway Portfolio

[Graphic Omitted: Map]


                               Kroger locations               Safeway locations
                               ----------------               -----------------

                               Cary, NC                       Atlanta, TX
                               Cincinnati, OH                 Batesville, AR
                               Conroe, TX                     Benton, AR
                               Great Bend, KS                 Carthage, TX
                               Hanrahan, LA                   Little Rock, AR
                               Indianapolis, IN               Longview, WA
                               Irving, TX                     Mustang, OK
                               Pratt, KS                      Roswell, NM
                               Roanoke, VA                    Ruidoso, NM
                               Shreveport, LA                 San Ramon, CA
                               Wichita, KS (2 stores)         Springerville, AZ
                                                              Tucson, AZ
                                                              Tulsa, OK

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003

                                            ACADIA STRATEGIC OPPORTUNITY FUND
                                     Top 10 Tenants - Ranked by Annualized Base Rent
                                                                                                      Percentage of Total
                                                                                                     Represented by Tenant
                                                                                                     ---------------------
                                            Number of
                                            Stores in         Total        Annualized Base          Total          Annualized Base
Ranking        Tenant                     JV Portfolio         GLA             Rent(1)         Portfolio GLA(2)        Rent(2)
-------        ------                     ------------         ---             -------         ----------------        -------

   1        Safeway(2)                         13            467,300         $ 3,743,629            22.9%               18.3%
   2        Kroger(2)                          12            550,800           3,730,794            27.0%               18.2%
   3        Lowe's                              1            140,000           1,750,000             6.9%                8.5%
   4        Giant Eagle                         2            125,396           1,251,154             6.1%                6.1%
   5        Transunion Settlement(3)            1             39,714             858,930             1.9%                4.2%
   6        Regal Cinema                        1             65,641             821,825             3.2%                4.0%
   7        Target                              1            138,000             800,000             6.8%                3.9%
   8        Bed, Bath & Beyond                  1             45,114             736,260             2.2%                3.6%
   9        Dick's Sporting Goods               1             50,000             700,000             2.4%                3.4%
  10        Big Bear                            1             55,096             589,527             2.7%                2.9%
                                               --          ---------         -----------            ----                ----

                              Total            34          1,677,061         $14,982,119            82.1%               73.2%
                                               ==          =========         ===========            ====                ====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after March 31, 2003.

(2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Base rents for the Kroger/Safeway portfolio include 75% of the total rents. The remaining 25% is allocated to AmCap, the joint venture partner in this portfolio.

(3)  Subsidiary of Transunion

                                                  [Graphic Omitted: ACADIA Logo]

 QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003


Retail Properties - Summary Listing

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year                                          Grocery Anchor
                                                        Constructed(C)                  Occupancy       Current Lease and
         Shopping Center                Location         Acquired(A)          GLA           %            Option Expiraton
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
---------------

              New York

Soundview Marketplace                 Port Washington     1998 (A)           184,030        88%     King Kullen 2007/2022

Village Commons Shopping Center       Smithtown           1998 (A)            87,211        96%


Branch Shopping Plaza                 Smithtown           1998 (A)           125,640        92%     Waldbaum's (A&P)  2013/2028

New Loudon Center                     Latham              1982 (A)           253,111        70%     Price Chopper 2015/2035

Pacesetter Park Shopping Center       Pomona              1999 (A)            95,615        85%     Stop & Shop (Ahold) 2020/2040

             New Jersey

Elmwood Park Shopping Center          Elmwood Park        1998 (A)           149,038        96%     Pathmark 2017/2052

Marketplace of Absecon                Absecon             1998 (A)           104,297        95%     Acme 2015/2055

Berlin Shopping Center                Berlin              1994 (A)           187,178        80%     Acme 2005/2015

Ledgewood Mall                        Ledgewood           1983 (A)           513,355        85%

                                                          /2037




NEW ENGLAND REGION
------------------

             Connecticut

Town Line Plaza                       Rocky Hill          1998 (A)           206,178       100%     A&P Superfresh 2017/2052

239 Greenwich Avenue                  Greenwich           1998 (A)            16,834       100%

            Massachusetts

Methuen Shopping Center               Methuen             1998 (A)           130,238       100%     DeMoulas Market 2005/2015

Crescent Plaza                        Brockton            1984 (A)           218,235        98%     Shaw's 2012/2042

            Rhode Island

Walnut Hill Plaza                     Woonsocket          1998 (A)           297,639        95%     Shaw's 2013/2043

               Vermont

The Gateway Shopping Center           Burlington          1999 (A)            84,044        99%     Shaw's (rent not yet commenced)
(Currently under redevelopment)

----------------------------------------------------------------------------------------------------------------
                                            Other Anchor                        Annualized        Annualized
                                         Current Lease and                         Base              Base
         Shopping Center                  Option Expiraton                         Rent            Rent psf
----------------------------------------------------------------------------------------------------------------

NEW YORK REGION
---------------

              New York

Soundview Marketplace                   Clearview Cinema 2010/2030               $ 2,498,483       $ 15.45

Village Commons Shopping Center         Daffy's 2008/2028                          1,936,527         23.02


Branch Shopping Plaza                                                              2,005,138         17.35

New Loudon Center                       Marshalls 2004/2009                        1,523,762          8.63

Pacesetter Park Shopping Center                                                      863,574         10.67

             New Jersey

Elmwood Park Shopping Center            Walgreen's 2022/2062                       3,122,359         21.75

Marketplace of Absecon                  Eckerd Drug 2020/2040                      1,503,246         15.23

Berlin Shopping Center                  Kmart 2004/2029                              797,040          5.29

Ledgewood Mall                          Wal-mart 2019/2049                         4,089,766          9.38






NEW ENGLAND REGION
------------------

             Connecticut

Town Line Plaza                         Wal-mart (not owned)                       1,337,848         12.29

239 Greenwich Avenue                    Restoration Hardware 2015/2025             1,154,682         68.59

            Massachusetts

Methuen Shopping Center                 Wal-mart 2011/2051                           828,772          6.36

Crescent Plaza                          Home Depot 2021/2056                       1,637,184          7.65

            Rhode Island

Walnut Hill Plaza                       Sears 2003/2033                            2,135,192          7.57

               Vermont

The Gateway Shopping Center                                                        1,511,686         18.21
(Currently under redevelopment)

                                  Page 23

                                                  [Graphic Omitted: ACADIA Logo]

 QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003


Retail Properties - Summary Listing

------------------------------------------------------------------------------------------------------------------------------------
                                                         Year                                         Grocery Anchor
                                                     Constructed(C)                 Occupancy       Current Lease and
         Shopping Center             Location         Acquired(A)          GLA          %            Option Expiraton
------------------------------------------------------------------------------------------------------------------------------------
MIDWEST REGION

              Illinois

Hobson West Plaza                Naperville            1998 (A)          99,038        99%       Eagle Food Centers 2007/2032

               Indiana

Merrillville Plaza               Merrillville          1998 (A)         235,601        99%



              Michigan

Bloomfield Town Square           Bloomfield Hills      1998 (A)         216,489        84%       Costco (not owned)



                Ohio

Mad River Station                Dayton                1999 (A)         153,652        85%



MID-ATLANTIC REGION

            Pennsylvania

Abington Towne Center            Abington              1998 (A)         216,352        97%


Blackman Plaza                   Wilkes-Barre          1968 (C)         121,386        92%

Bradford Towne Centre            Towanda               1993 (C)         256,939        88%       P&C Foods (Penn Traffic) 2014/2024


East End Center                  Wilkes-Barre          1986 (C)         308,268        57%       Price Chopper 2008/2028

Greenridge Plaza                 Scranton              1986 (C)         198,362        53%       Giant Food (Ahold) 2021/2051

Luzerne Street Shopping Center   Scranton              1983 (A)          57,988        94%       Price Chopper 2004/2024

Mark Plaza                       Edwardsville          1968 (C)         214,036        91%       Redner's Markets 2018/2028


Pittston Plaza                   Pittston              1994 (C)          79,488        98%       Redner's Market 2018/2028


Plaza 422                        Lebanon               1972 (C)         154,791        87%



Route 6 Mall                     Honesdale         1994 (C)             175,505        99%       Weis Markets (not owned)
                                                                      ---------

                                                                      5,140,538
                                                                      =========

-----------------------------------------------------------------------------------------------------
                                        Other Anchor                 Annualized        Annualized
                                     Current Lease and                  Base              Base
         Shopping Center              Option Expiraton                  Rent            Rent psf
-----------------------------------------------------------------------------------------------------
MIDWEST REGION

              Illinois

Hobson West Plaza                                                    1,123,033            11.46

               Indiana

Merrillville Plaza               TJ Maxx 2004/2014                   2,513,627            10.76
                                 JC Penney 2008/2018
                                 OfficeMax 2008/2028

              Michigan

Bloomfield Town Square           TJ Maxx2009/2014                    1,715,020             9.39
                                 Marshall's 2011/2026
                                 Home Goods 2010/2025

                Ohio

Mad River Station                Babies "R" Us 2005/2020             1,577,425            12.07
                                 Office Depot 2005/2010


MID-ATLANTIC REGION

            Pennsylvania

Abington Towne Center            TJ Maxx 2010/2020                     743,700            14.32
                                 Target (not owned)

Blackman Plaza                   Kmart 2004/2049                       261,504             2.34

Bradford Towne Centre            Kmart 2019/2069                     1,416,821             6.24


East End Center                                                      1,370,024             7.74

Greenridge Plaza                                                       639,589             6.09

Luzerne Street Shopping Center   Eckerd Drug 2004/2019                 272,150             4.98

Mark Plaza                       Kmart 2004/2054                       920,558             4.71


Pittston Plaza                   Eckerd Drugs 2006/2016                599,674             7.69


Plaza 422                        Giant Food                            325,480             2.43
                                 2004/2029
                                 Ames 2006/2021

Route 6 Mall                     Kmart 2020/2070                     1,061,248             6.10
                                                                  ------------          -------

                                                                  $ 41,485,112          $  9.79
                                                                  ============          =======

                                                  [Graphic Omitted: ACADIA Logo]

 QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003


Retail Properties - Summary Listing

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Year                                         Grocery Anchor
                                                     Constructed(C)                 Occupancy       Current Lease and
         Shopping Center             Location         Acquired(A)          GLA          %            Option Expiraton
-----------------------------------------------------------------------------------------------------------------------------------
JOINT VENTURE PROPERTIES

NEW YORK REGION

              New York

Crossroads Shopping Center       White Plains      1998                 310,919        99%       Waldbaum's (A&P) 2007/2032
(49% JV interest)




MID-ATLANTIC REGION

              Delaware

Brandywine Town Center(1)        Wilmington        2003 (A)             613,957       100%
(22% JV interest)

Market Square Shopping Center    Wilmington        2003 (A)              87,760        90%       Trader Joe's (gourmet grocery)
(22% JV interest)



MIDWEST REGION

                Ohio

Amherst Marketplace              Cleveland         2002 (A)              79,937       100%       Giant Eagle 2021/2041
(22% JV interest)

Granville Centre                 Columbus          2002 (A)             131,269        92%       Big Bear (Penn Traffic) 2020/2050
(22% JV interest)

Sheffield Crossing               Cleveland         2002 (A)             112,634        94%       Giant Eagle 2022/2042
(22% JV interest)                                                     ---------

                                                                      1,336,476
                                                                      =========


--------------------------------------------------------------------------------------------------------
                                           Other Anchor                 Annualized        Annualized
                                        Current Lease and                  Base              Base
         Shopping Center                 Option Expiraton                  Rent            Rent psf
--------------------------------------------------------------------------------------------------------
JOINT VENTURE PROPERTIES

NEW YORK REGION

              New York

Crossroads Shopping Center          Kmart 2012/2037                  $ 5,460,040          $ 17.75
(49% JV interest)                   B. Dalton 2012/2022
                                    Pay Half 2018/--
                                    Modell's 2009/2019


MID-ATLANTIC REGION

              Delaware

Brandywine Town Center(1)                                               8,344,456            13.59
(22% JV interest)

Market Square Shopping Center       TJ Maxx                             1,451,053            18.28
(22% JV interest)



MIDWEST REGION

                Ohio

Amherst Marketplace                                                       799,107            10.00
(22% JV interest)

Granville Centre                    California Fitness 2017/2027        1,299,290            10.79
(22% JV interest)

Sheffield Crossing                                                      1,103,610            10.38
(22% JV interest)                                                    ------------          -------

                                                                     $ 18,457,556          $ 14.12
                                                                     ============          =======


(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

                                                  [Graphic Omitted: ACADIA Logo]

QUARTERLY SUPPLEMENTAL DISCLOSURE
          MARCH 31, 2003


    Retail Properties by Region

                                                     ------------------------------------------------------------------------------

                                                                     Gross Leasable Area                     Occupancy
                                                     ------------------------------------------------------------------------------
              Wholly-Owned Properties
                                                          Anchors(1)       Shops         Total       Anchors     Shops       Total
                                                     ------------------------------------------------------------------------------
                Operating Properties

                  New York Region                         1,032,614       666,861     1,699,475      88.00%     80.82%      85.18%
                    New England                             568,880       300,244       869,124     100.00%     93.44%      97.73%
                      Midwest                               305,549       399,231       704,780     100.00%     85.01%      91.51%
                    Mid-Atlantic                          1,281,243       501,872     1,783,115      83.65%     78.71%      82.26%

                                                     ------------------------------------------------------------------------------
         Total Operating Retail Properties                3,188,286     1,868,208     5,056,494      89.54%     83.18%      87.19%
                                                     ------------------------------------------------------------------------------


             Redevelopment Properties(2)                     72,000        12,044        84,044     100.00%     91.55%      98.79%

                                                     ------------------------------------------------------------------------------
          Total - Wholly-Owned Properties                 3,260,286     1,880,252     5,140,538      89.77%     83.23%      87.38%
                                                     ==============================================================================

                                                     ------------------------------------------------------------------------------

              Joint Venture Properties
                     Midwest(3)                             225,943        97,897       323,840     100.00%     82.38%      94.67%
                  Mid-Atlantic(3,4)                         641,532        60,185       701,717     100.00%     86.04%      98.80%
                 New York Region(5)                         191,363       119,556       310,919     100.00%     97.21%      98.93%

                                                     ------------------------------------------------------------------------------
           Total Joint Venture Properties                 1,058,838       277,638     1,336,476     100.00%     89.56%      97.83%
                                                     ==============================================================================

                                                  ---------------------------------------------------------------------------------
                                                                                                      Annualized Base Rent
                                                              Annualized Base Rent                  per Occupied Square Foot
                                                  ---------------------------------------------------------------------------------
              Wholly-Owned Properties
                                                      Anchors         Shops          Total       Anchors      Shops      Totals
                                                  ---------------------------------------------------------------------------------
                Operating Properties

                  New York Region                     $ 9,218,206    $ 9,121,689  $ 18,339,895     $ 10.14     $ 16.92     $ 12.67
                    New England                         4,495,956      2,597,722     7,093,678        9.53        9.26        9.43
                      Midwest                           2,349,833      4,579,272     6,929,105        7.69       13.49       10.74
                    Mid-Atlantic                        4,329,891      3,280,857     7,610,748        4.74        8.31        5.81

                                                  ---------------------------------------------------------------------------------
         Total Operating Retail Properties             20,393,886     19,579,540    39,973,426        7.84       12.60        9.62
                                                  ---------------------------------------------------------------------------------


             Redevelopment Properties(2)                1,296,000        215,686     1,511,686       18.00       19.56       18.21

                                                  ---------------------------------------------------------------------------------
          Total - Wholly-Owned Properties            $ 21,689,886   $ 19,795,226  $ 41,485,112      $ 8.12     $ 12.65      $ 9.79
                                                  =================================================================================

                                                  ---------------------------------------------------------------------------------

              Joint Venture Properties
                     Midwest(3)                       $ 2,377,901      $ 824,106   $ 3,202,007     $ 10.52     $ 10.22     $ 10.44
                  Mid-Atlantic(3,4)                     8,685,012      1,110,497     9,795,509       13.54       21.44       14.13
                 New York Region(5)                     1,939,927      3,520,113     5,460,040       10.14       30.29       17.75

                                                  ---------------------------------------------------------------------------------
           Total Joint Venture Properties            $ 13,002,840    $ 5,454,716  $ 18,457,556     $ 12.28     $ 21.94     $ 14.12
                                                  =================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) The Company currently has one redevelopment project as further described in this supplement.
(3) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.
(4) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(5) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                                                  [Graphic Omitted: ACADIA Logo]

  QUARTERLY SUPPLEMENTAL DISCLOSURE
           MARCH 31, 2003


Retail Properties by State - Summary

                                         -------------------------------------------------------------------------------------------

                                                                                  Gross Leasable Area             Occupancy
                                                                            --------------------------------------------------------
      Wholly-Owned Properties            Ownership   Percent of   Number of
                                             %      base rent(1) properties  Anchors(2)  Shops     Total   Anchors   Shops    Total
                                         -------------------------------------------------------------------------------------------
       Operating Properties
  NEW YORK REGION
New Jersey                                 100%        20.2%         4        590,959   362,909   953,868   92.00%  78.60%   86.90%
New York                                   100%        18.8%         5        441,655   303,952   745,607   82.65%  83.48%   82.98%

  NEW ENGLAND REGION
Connecticut                                100%         5.3%         2        178,799    44,213   223,012  100.00% 100.00%  100.00%
Massachusetts                              100%         5.2%         2        276,989    71,484   348,473  100.00%  94.27%   98.82%
Rhode Island                               100%         4.5%         1        113,092   184,547   297,639  100.00%  91.55%   94.76%

  MIDWEST REGION
Illinois                                   100%         2.4%         1         42,037    57,001    99,038  100.00%  98.15%   98.94%
Indiana                                    100%         5.3%         1        101,357   134,244   235,601  100.00%  98.50%   99.15%
Michigan                                   100%         3.6%         1        103,970   112,519   216,489  100.00%  69.95%   84.38%
Ohio                                       100%         3.4%         1         58,185    95,467   153,652  100.00%  75.94%   85.05%

  MID-ATLANTIC REGION
Pennsylvania                               100%        16.2%        10      1,281,243   501,872 1,783,115   83.65%  78.71%   82.26%

                                                                            --------------------------------------------------------
      Total Operating Retail Properties                85.0%        28      3,188,286 1,868,208 5,056,494   89.54%  83.18%   87.19%
                                                                            --------------------------------------------------------

          Redevelopment Properties(3)

Vermont                                    100%         3.2%         1         72,000    12,044    84,044  100.00%  91.55%   98.79%
                                                                            --------------------------------------------------------

      Grand Total - Wholly-Owned Properties            88.2%        29      3,260,286 1,880,252 5,140,538   89.77%  83.23%   87.38%
                                                                            ========================================================



                                                                            --------------------------------------------------------

          Joint Venture Properties(4)
Ohio(5)                                     22%         1.5%         3        225,943    97,897   323,840  100.00%  82.38%   94.67%
Delaware(5,6)                               22%         4.6%         2        641,532    60,185   701,717  100.00%  86.04%   98.80%
New York(7)                                 49%         5.7%         1        191,363   119,556   310,919  100.00%  97.21%   98.93%

                                                                            --------------------------------------------------------
      Total Joint Venture Properties                   11.8%         6      1,058,838   277,638 1,336,476  100.00%  89.56%   97.83%
                                                                            ========================================================

                                                      100.0%        35

                                         -----------------------------------

                                         -----------------------------------------------------------------------
                                                                                      Annualized Base Rent
                                                       Annualized Base Rent          per Occupied Square Foot
                                           ---------------------------------------------------------------------
      Wholly-Owned Properties
                                                  Anchors      Shops        Total     Anchors   Shops    Totals
                                         -----------------------------------------------------------------------
       Operating Properties
  NEW YORK REGION
New Jersey                                     $5,380,740  $ 4,131,671 $ 9,512,411    $ 9.90  $ 14.48   $ 11.48
New York                                        3,837,466    4,990,018   8,827,484     10.51    19.67     14.27

  NEW ENGLAND REGION
Connecticut                                     1,884,682      607,848   2,492,530     23.13    13.75     19.83
Massachusetts                                   1,855,550      610,406   2,465,956      6.70     9.06      7.16
Rhode Island                                      755,724    1,379,468   2,135,192      6.68     8.16      7.57

  MIDWEST REGION
Illinois                                          170,000      953,033   1,123,033      4.04    17.03     11.46
Indiana                                           880,417    1,633,210   2,513,627      8.69    12.35     10.76
Michigan                                          767,849      947,171   1,715,020      7.39    12.03      9.39
Ohio                                              531,567    1,045,858   1,577,425      9.14    14.43     12.07

  MID-ATLANTIC REGION
Pennsylvania                                    4,329,891    3,280,857   7,610,748      4.74     8.31      5.81

                                           ---------------------------------------------------------------------
      Total Operating Retail Properties        20,393,886   19,579,540  39,973,426      7.84    12.60      9.62
                                           ---------------------------------------------------------------------

          Redevelopment Properties(3)

Vermont                                         1,296,000      215,686   1,511,686     18.00    19.56     18.21
                                           ---------------------------------------------------------------------

      Grand Total - Wholly-Owned Properties   $21,689,886 $ 19,795,226 $41,485,112    $ 8.12  $ 12.65    $ 9.79
                                           =====================================================================



                                           ---------------------------------------------------------------------

          Joint Venture Properties(4)
Ohio(5)                                        $2,377,901    $ 824,106 $ 3,202,007   $ 10.52  $ 10.22   $ 10.44
Delaware(5,6)                                   8,685,012    1,110,497   9,795,509     13.54    21.44     14.13
New York(7)                                     1,939,927    3,520,113   5,460,040     10.14    30.29     17.75

                                           ---------------------------------------------------------------------
      Total Joint Venture Properties          $13,002,840  $ 5,454,716 $18,457,556   $ 12.28  $ 21.94   $ 14.12
                                           =====================================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) The Company currently has one redevelopment project as further described in this supplement.
(4) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.
(5) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.
(6) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(7) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                                                   [graphic omitted Acadia Logo]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003
                           Retail Properties - Detail


                                                              Gross Leasable Area                          Occupancy
                                                   --------------------------------------     ----------------------------------
                                                     Anchors        Shops          Total        Anchors       Shops        Total
                                                   ------------------------------------------------------------------------------
WHOLLY-OWNED:
                           New York Region
New York
Soundview Marketplace                                 73,500        110,530       184,030       100.00%       79.77%       87.85%
Village Commons Shopping Center                       25,192         62,019        87,211       100.00%       95.00%       96.44%
Branch Plaza                                          63,000         62,640       125,640       100.00%       83.91%       91.98%
New Loudon Center                                    227,911         25,200       253,111        66.37%      100.00%       69.72%
Pacesetter Park Shopping Center                       52,052         43,563        95,615       100.00%       66.29%       84.64%
                                                   ------------------------------------------------------------------------------
                          Total - New York           441,655        303,952       745,607        82.65%       83.48%       82.98%
                                                   ------------------------------------------------------------------------------
New Jersey
Elmwood Park Shopping Center                          62,610         86,428       149,038       100.00%       93.63%       96.31%
Marketplace of Absecon                                58,031         46,266       104,297       100.00%       87.96%       94.66%
Berlin Shopping Center                               127,850         59,328       187,178       100.00%       38.31%       80.45%
Ledgewood Mall                                       342,468        170,887       513,355        86.20%       82.45%       84.95%

                                                   ------------------------------------------------------------------------------
                         Total - New Jersey          590,959        362,909       953,868        92.00%       78.60%       86.90%
                                                   ------------------------------------------------------------------------------

                       Total - New York Region     1,032,614        666,861     1,699,475        88.00%       80.82%       85.18%
                             New England           ------------------------------------------------------------------------------

Connecticut
Town Line Plaza 1                                    161,965         44,213       206,178       100.00%      100.00%      100.00%
239 Greenwich Avenue 2                                16,834              -        16,834       100.00%            -      100.00%
                                                   ------------------------------------------------------------------------------
Total - Connecticut                                  178,799         44,213       223,012       100.00%      100.00%      100.00%
                                                   ------------------------------------------------------------------------------
Massachusetts
Methuen Shopping Center                              120,004         10,234       130,238       100.00%      100.00%      100.00%
Crescent Plaza                                       156,985         61,250       218,235       100.00%       93.31%       98.12%
                                                   ------------------------------------------------------------------------------
Total - Massachusetts                                276,989         71,484       348,473       100.00%       94.27%       98.82%
                                                   ------------------------------------------------------------------------------
Rhode Island
Walnut Hill Plaza                                    113,092        184,547       297,639       100.00%       91.55%       94.76%
                                                   ------------------------------------------------------------------------------
                     Total - New England Region      568,880        300,244       869,124       100.00%       93.44%       97.73%
                                                   ------------------------------------------------------------------------------



[RESTUBBED TABLE]



                                                       Annualized Base Rent                                per Occupied Square Foot
                                                   -----------------------------------------    -----------------------------------
                                                    Anchors          Shops          Total        Anchors       Shops        Total
                                                   --------------------------------------------------------------------------------
WHOLLY-OWNED:
                           New York Region
New York
Soundview Marketplace                              $ 1,158,850     $ 1,339,633    $ 2,498,483     $ 15.77      $ 15.19      $ 15.45
Village Commons Shopping Center                        416,119       1,520,408      1,936,527       16.52        25.81        23.02
Branch Plaza                                           837,240       1,167,898      2,005,138       13.29        22.22        17.35
New Loudon Center                                    1,101,272         422,490      1,523,762        7.28        16.77         8.63
Pacesetter Park Shopping Center                        323,985         539,589        863,574        6.22        18.69        10.67
                                                    -------------------------------------------------------------------------------
                          Total - New York           3,837,466       4,990,018      8,827,484       10.51        19.67        14.27
                                                    -------------------------------------------------------------------------------
New Jersey
Elmwood Park Shopping Center                         1,390,460       1,731,899      3,122,359       22.21        21.40        21.75
Marketplace of Absecon                                 927,574         575,672      1,503,246       15.98        14.15        15.23
Berlin Shopping Center                                 619,400         177,640        797,040        4.84         7.82         5.29
Ledgewood Mall                                       2,443,306       1,646,460      4,089,766        8.28        11.69         9.38
                                                    -------------------------------------------------------------------------------
                         Total - New Jersey          5,380,740       4,131,671      9,512,411        9.90        14.48        11.48
                                                    -------------------------------------------------------------------------------
                       Total - New York Region       9,218,206       9,121,689     18,339,895       10.14        16.92        12.67
                                                    -------------------------------------------------------------------------------


                             New England
Connecticut
Town Line Plaza 1                                      730,000         607,848      1,337,848       11.29        13.75        12.29
239 Greenwich Avenue 2                               1,154,682               -      1,154,682       68.59            -        68.59
                                                    -------------------------------------------------------------------------------
Total - Connecticut                                  1,884,682         607,848      2,492,530       23.13        13.75        19.83
                                                    -------------------------------------------------------------------------------

Massachusetts
Methuen Shopping Center                                736,464          92,308        828,772        6.14         9.02         6.36
Crescent Plaza                                       1,119,086         518,098      1,637,184        7.13         9.07         7.65
                                                    -------------------------------------------------------------------------------
Total - Massachusetts                                1,855,550         610,406      2,465,956        6.70         9.06         7.16
                                                    -------------------------------------------------------------------------------

Rhode Island
Walnut Hill Plaza                                      755,724       1,379,468      2,135,192        6.68         8.16         7.57
                                                    -------------------------------------------------------------------------------
                     Total - New England Region      4,495,956       2,597,722      7,093,678        9.53         9.26         9.43
                                                    -------------------------------------------------------------------------------



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

                                                  [Graphic Omitted: ACADIA Logo]

      QUARTERLY SUPPLEMENTAL DISCLOSURE
               MARCH 31, 2003

                     Retail Properties - Detail

                                                            Gross Leasable Area                             Occupancy
                                                   ---------------------------------------------------------------------------------
                                                    Anchors         Shops         Total        Anchors        Shops        Total
                                                   ---------------------------------------------------------------------------------
WHOLLY-OWNED (continued):
                               Midwest
Illinois
Hobson West Plaza                                     42,037         57,001        99,038       100.00%       98.15%       98.94%

Indiana
Merrillville Plaza                                   101,357        134,244       235,601       100.00%       98.50%       99.15%

Michigan
Bloomfield Towne Square                              103,970        112,519       216,489       100.00%       69.95%       84.38%

Ohio
Mad River Station(1)                                  58,185         95,467       153,652       100.00%       75.94%       85.05%
                                                   ---------------------------------------------------------------------------------
                       Total - Midwest Region        305,549        399,231       704,780       100.00%       85.01%       91.51%
                                                   ---------------------------------------------------------------------------------
                            Mid-Atlantic

Pennsylvania
Abington Towne Center(2)                             184,616         31,736       216,352       100.00%       78.53%       96.85%
Blackman Plaza                                       104,956         16,430       121,386       100.00%       42.60%       92.23%
Bradford Towne Centre                                146,499        110,440       256,939       100.00%       72.91%       88.36%
East End Center                                      176,200        132,068       308,268        28.38%       96.21%       57.44%
Greenridge Plaza                                     145,420         52,942       198,362        42.70%       81.12%       52.95%
Luzerne Street Shopping Center(3)                     54,618          3,370        57,988       100.00%        0.00%       94.19%
Mark Plaza                                           157,595         56,441       214,036       100.00%       67.02%       91.30%
Pittston Plaza                                        67,568         11,920        79,488       100.00%       87.38%       98.11%
Plaza 422                                            124,113         30,678       154,791       100.00%       32.60%       86.64%
Route 6 Plaza                                        119,658         55,847       175,505       100.00%       97.27%       99.13%
                                                   ---------------------------------------------------------------------------------
Total - Pennsylvania                               1,281,243        501,872     1,783,115        83.65%       78.71%       82.26%
                                                   ---------------------------------------------------------------------------------
                     Total - Mid-Atlantic Region   1,281,243        501,872     1,783,115        83.65%       78.71%       82.26%
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------
TOTAL RETAIL PROPERTIES (before redevelopments)    3,188,286      1,868,208     5,056,494        89.54%       83.18%       87.19%
                                                   ---------------------------------------------------------------------------------

                      Redevelopment Properties

The Gateway Shopping Center (Vermont)(4)              72,000         12,044        84,044       100.00%       91.55%       98.79%
                                                   ---------------------------------------------------------------------------------
                    TOTAL WHOLLY-OWNED PROPERTIES  3,260,286      1,880,252     5,140,538        89.77%       83.23%       87.38%
                                                   =================================================================================

                     Retail Properties - Detail
                                                                                                            Annualized Base Rent
                                                                   Annualized Base Rent                   per Occupied Square Foot
                                                   --------------------------------------------------------------------------------
                                                         Anchors          Shops         Total         Anchors     Shops      Total
                                                   --------------------------------------------------------------------------------
WHOLLY-OWNED (continued):
                               Midwest
Illinois
Hobson West Plaza                                         170,000         953,033      1,123,033         4.04      17.03      11.46

Indiana
Merrillville Plaza                                        880,417       1,633,210      2,513,627         8.69      12.35      10.76

Michigan
Bloomfield Towne Square                                   767,849         947,171      1,715,020         7.39      12.03       9.39

Ohio
Mad River Station(1)                                      531,567       1,045,858      1,577,425         9.14      14.43      12.07
                                                   --------------------------------------------------------------------------------
                       Total - Midwest Region           2,349,833       4,579,272      6,929,105         7.69      13.49      10.74
                                                   --------------------------------------------------------------------------------
                            Mid-Atlantic

Pennsylvania
Abington Towne Center(2)                                  256,500         487,200        743,700         9.50      19.55      14.32
Blackman Plaza                                            204,664          56,840        261,504         1.95       8.12       2.34
Bradford Towne Centre                                     887,469         529,352      1,416,821         6.06       6.57       6.24
East End Center                                           357,500       1,012,524      1,370,024         7.15       7.97       7.74
Greenridge Plaza                                          279,405         360,184        639,589         4.50       8.39       6.09
Luzerne Street Shopping Center(3)                         272,150               -        272,150         4.98          -       4.98
Mark Plaza                                                625,776         294,782        920,558         3.97       7.79       4.71
Pittston Plaza                                            496,446         103,228        599,674         7.35       9.91       7.69
Plaza 422                                                 262,030          63,450        325,480         2.11       6.34       2.43
Route 6 Plaza                                             687,951         373,297      1,061,248         5.75       6.87       6.10
                                                   --------------------------------------------------------------------------------
Total - Pennsylvania                                    4,329,891       3,280,857      7,610,748         4.74       8.31       5.81
                                                   --------------------------------------------------------------------------------
                     Total - Mid-Atlantic Region        4,329,891       3,280,857      7,610,748         4.74       8.31       5.81
                                                   --------------------------------------------------------------------------------
                                                   --------------------------------------------------------------------------------
TOTAL RETAIL PROPERTIES (before redevelopments)       $20,393,886     $19,579,540    $39,973,426       $ 7.84     $12.60     $ 9.62
                                                   --------------------------------------------------------------------------------

                      Redevelopment Properties

The Gateway Shopping Center (Vermont)(4)                1,296,000         215,686      1,511,686        18.00      19.56      18.21
                                                   --------------------------------------------------------------------------------
                    TOTAL WHOLLY-OWNED PROPERTIES     $21,689,886     $19,795,226    $41,485,112       $ 8.12     $12.65     $ 9.79
                                                   ================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The GLA for this property includes 27,702 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.

(4) Construction is being completed on a 72,000 square foot Shaw's supermarket. The tenant has already commenced paying rent during the quarter ended March 31, 2003.

                                                  [Graphic Omitted: ACADIA Logo]

      QUARTERLY SUPPLEMENTAL DISCLOSURE
               MARCH 31, 2003

                     Retail Properties - Detail

                                                            Gross Leasable Area                             Occupancy
                                                   ---------------------------------------------------------------------------------
                                                    Anchors         Shops         Total        Anchors        Shops        Total
                                                   ---------------------------------------------------------------------------------
JOINT VENTURE:(1)
                               Midwest
Ohio
Amherst Marketplace(2)                                76,737        3,200        79,937       100.00%        100.00%      100.00%
Granville Centre(2)                                   90,047       41,222       131,269       100.00%         73.58%       91.70%
Sheffield Crossing(2)                                 59,159       53,475       112,634       100.00%         88.11%       94.36%
                                                   ---------------------------------------------------------------------------------
                       Total - Midwest Region        225,943       97,897       323,840       100.00%         82.38%       94.67%
                                                   ---------------------------------------------------------------------------------
                            Mid-Atlantic
Delaware
Brandywine Town Center(2,3)                          610,157        3,800       613,957       100.00%        100.00%      100.00%
Market Square Shopping Center(2)                      31,375       56,385        87,760       100.00%         85.10%       90.43%
                                                   ---------------------------------------------------------------------------------
                        Total - Mid-Atlantic         641,532       60,185       701,717       100.00%         86.04%       98.80%
                                                   ---------------------------------------------------------------------------------
                           New York Region
New York
Crossroads Shopping Center(4)                        191,363      119,556       310,919       100.00%         97.21%       98.93%
                                                   ---------------------------------------------------------------------------------
Total - Joint Venture Properties                   1,058,838      277,638     1,336,476       100.00%         89.56%       97.83%
                                                   =================================================================================


                                                                                                           Annualized Base Rent
                                                                   Annualized Base Rent                   per Occupied Square Foot
                                                   --------------------------------------------------------------------------------
                                                         Anchors          Shops         Total         Anchors     Shops      Total
                                                   --------------------------------------------------------------------------------

JOINT VENTURE:(1)
                               Midwest
Ohio
Amherst Marketplace(2)                                $   765,711     $   33,396    $   799,107       $ 9.98     $10.44      $10.00
Granville Centre(2)                                       991,612        307,678      1,299,290        11.01      10.14       10.79
Sheffield Crossing(2)                                     620,578        483,032      1,103,610        10.49      10.25       10.38
                                                   --------------------------------------------------------------------------------
                       Total - Midwest Region           2,377,901        824,106      3,202,007        10.52      10.22       10.44
                                                   --------------------------------------------------------------------------------
                            Mid-Atlantic
Delaware
Brandywine Town Center(2,3)                             8,319,300         25,156      8,344,456        13.63       6.62       13.59
Market Square Shopping Center(2)                          365,712      1,085,341      1,451,053        11.66      22.62       18.28
                                                   --------------------------------------------------------------------------------
                        Total - Mid-Atlantic            8,685,012      1,110,497      9,795,509        13.54      21.44       14.13
                                                   --------------------------------------------------------------------------------
                           New York Region
New York
Crossroads Shopping Center(4)                           1,939,927      3,520,113      5,460,040        10.14      30.29       17.75
                                                   --------------------------------------------------------------------------------
Total - Joint Venture Properties                      $13,002,840     $5,454,716    $18,457,556       $12.28     $21.94      $14.12
                                                   ================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired approximatly 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above.

(2) The Company has a 22% interest in ASOF which owns the property.

(3) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

                                                  [Graphic Omitted: ACADIA Logo]

       QUARTERLY SUPPLEMENTAL DISCLOSURE
                MARCH 31, 2003
                                                        Three months ended
              Leasing Production                           March 31, 2003
              ------------------                           --------------

New leases(1)
Number of new leases commencing                                   15
GLA                                                           37,396
New base rent                                                 $16.97
Previous base rent (and percentage rent)                      $14.79
Percentage growth in base rent(2)                               14.7%
Average cost per square foot                                   $3.12

Renewal leases
Number of renewal leases commencing                               15
GLA                                                           93,288
Renewal percentage                                                72%
New base rent                                                 $10.92
Expiring base rent (and percentage rent)                      $10.79
Percentage growth in base rent(2)                                1.2%
Average cost per square foot                                   $0.00

Total new and renewal Leases
Number of renewal leases commencing                               30
GLA                                                          130,684
New base rent                                                 $12.65
Expiring base rent (and percentage rent)                      $11.93
Percentage growth in base rent(2)                                6.0%
Average cost per square foot                                   $0.89


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiry and includes any percentage rent paid as well.

    New rent is that which is initially paid at commencement.

                                                  [Graphic Omitted: ACADIA Logo]

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             MARCH 31, 2003

                Top 10 Tenants - Ranked by Annualized Base Rent
                      (excludes Joint Venture Properties)

                                                                            Percentage of Total
                                                                        Represented by Retail Tenant
                                                                        ----------------------------
                                                                                                                            Average
                              Number of                                                                                      Gross
              Retail          Stores in    Total    Annualized Base      Total        Annualized Base       Average        Occupancy
Ranking       Tenant          Portfolio     GLA         Rent(1)      Portfolio GLA(2)     Rent(2)      Sales (per sq. ft.)  Cost(3)
-------       ------          ---------     ---         -------      ----------------     -------      -------------------  -------
   1     Shaw's(4)                3        174,617   $ 2,310,685          3.4%              5.6%             $ 501             2.4%
   2     Kmart(5)                 5        520,221     1,870,484         10.1%              4.5%               176             2.9%
   3     T.J. Maxx                8        238,061     1,802,571          4.6%              4.3%               279             3.8%
   4     A&P/ Waldbaum's(5)       2        127,665     1,567,240          2.5%              3.8%               244             5.3%
   5     Wal-Mart                 2        210,114     1,515,409          4.1%              3.7%                 -                -
   6     Price Chopper(6)         3        168,068     1,295,727          3.3%              3.1%               501             1.9%
   7     Eckerd Drug(7)           8         89,620     1,054,296          1.7%              2.5%               408             4.0%
   8     Pathmark                 1         47,773       955,460          0.9%              2.3%                 -                -
   9     Acme (Albertson's)       2         76,864       918,664          1.5%              2.2%               369             4.2%
  10     Redner's Supermarket     2        111,739       837,112          2.2%              2.0%               253             3.8%
                                 --      ---------   -----------         ----              ----
               Total             36      1,764,742   $14,127,648         34.3%             34.1%
                                 ==      =========   ===========         ====              ====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after March 31, 2003.

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expenses reimbursements) divided by sales. Amount is left blank if the tenant is not required to report sales to the Company.

(4) The Company is constucting a 72,000 square foot Shaw's in connection with the redevelopment of the entire Gateway Shopping Center. Although the new store is anticipated to be completed in the third quarter of 2003, rent commenced for the new space in March of 2003.

(5) The Company is a 49% partner in a property which is anchored by a 100,725 square foot Kmart with an annual rent of $566,250 and a 38,208 square foot Waldbaum's with an annual rent of $504,000. These tenants are not included in the above amounts as this partnership does not report on a consolidated basis with the Company.

(6) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(7) Subsidiary of JC Penney. The stores at the Route 6 Plaza and Berlin Shopping Center have ceased operating but continue to pay annual rent of $106,560 and $29,129, respectively, through January 31, 2011 and November 30, 2004, respectively, pursuant to the leases.

                                                  [Graphic Omitted: ACADIA Logo]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                                  Anchor Detail

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                        Square       Lease        Annual     Annual       Options/Required
                       (Type of Center)                         Footage    Expiration      Rent     Rent PSF          Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New York Region

     New York
         Soundview Marketplace, Port Washington
               King Kullen                                       48,100     9/26/2007     562,600     11.70 (7) 5 Year (12 Months)
               Clearview Cinema                                  25,400     5/31/2010     596,250     23.47 (4) 5 Year (12 Months)
                                                                -------                 -------------------
                                           Property total        73,500                 1,158,850     15.77
                                                                -------                 -------------------

         Smithtown Shopping Center, Smithtown
               Daffy's                                           16,125      1/7/2008     262,031     16.25 (4) 5 Year (12 Months)
               Walgreen's                                         9,067    12/31/2021     154,088     16.99  -
                                                                -------                 -------------------
                                           Property total        25,192                   416,119     16.52
                                                                -------                 -------------------

         The Branch Shopping Center, Smithtown
               Waldbaum's (A&P)                                  63,000    11/30/2013     837,240     13.29 (1) 10 Year & (1) 5 Year
                                                                -------                 -------------------
               Property Total:                                   63,000                   837,240     13.29
                                                                -------                 -------------------

         New Loudon Center, Latham
               Club Pro                                          47,805     4/30/2006     236,635      4.95 (1) 5 Year (12 Months)
               Marshall's                                        26,015     1/31/2004     104,060      4.00 (1) 5 Year (12 Months)
               Price Chopper                                     77,450     5/31/2015     760,577      9.82 (4) 5 Year (12 Months)
                                                                -------                 -------------------
                                           Property total       151,270                 1,101,272      7.28
                                                                -------                 -------------------

         Pacesetter Park Shopping Center, Pomona
               Stop & Shop (Ahold subsidiary)                    52,052     8/31/2020     323,985      6.22 (2) 10 Year
                                                                -------                 -------------------
                                           Property total        52,052                   323,985      6.22
                                                                -------                 -------------------

     New Jersey
         Elmwood Park Shopping Center, Elmwood Park
               Walgreen's                                        14,837     5/31/2022     435,000     29.32 (8) 5 Year (12 Months)
               Pathmark                                          47,773    11/30/2017     955,460     20.00 (7) 5 Year (12 Months)
                                                                -------                 -------------------
                                           Property total        62,610                 1,390,460     22.21
                                                                -------                 -------------------

         Marketplace of Absecon, Absecon
               Eckerd Drug                                       13,207     8/30/2020     329,310     24.93 (4) 5 Year (6 Months)
               Acme Markets                                      44,824     4/30/2015     598,264     13.35 (8) 5 Year (12 Months)
                                                                -------                 -------------------
                                           Property total        58,031                   927,574     15.98
                                                                -------                 -------------------

         Berlin Shopping Center, Berlin
               Acme Markets                                      32,040     4/30/2005     320,400     10.00 (2) 5 Year (6 Months)
               Kmart                                             95,810    11/30/2004     299,000      3.12 (4) 5 Year (6 Months)
                                                                -------                 -------------------
                                           Property total       127,850                   619,400      4.84
                                                                -------                 -------------------

         Ledgewood Mall, Ledgewood (Enclosed Mall)
               Circuit City                                      33,294     1/31/2020     449,469     13.50 (4) 5 Year (6 Months)
               Marshall's                                        27,228     1/31/2007     326,736     12.00 (4) 5 Year (6 Months)
               The Sports Authority                              52,205     5/31/2007     225,000      4.31 (6) 5 Year (15 Months)
               Macy's Department Store(1)                        61,900     1/31/2005     553,500      8.94 (4) 5 Year (6 Months)
               Wal*Mart                                         120,570     3/31/2019     888,601      7.37 (6) 5 Year (6 Months)
                                                                -------                 -------------------
                                           Property total       295,197                 2,443,306      8.28
                                                                -------                 -------------------

                                       Total: New York Region   908,702                 9,218,206     10.14
                                                                -------                 -------------------

(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

                                                  [Graphic Omitted: ACADIA Logo]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                                  Anchor Detail

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                        Square       Lease        Annual     Annual       Options/Required
                       (Type of Center)                         Footage    Expiration      Rent     Rent PSF          Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)

New England

     Connecticut
         Town Line Plaza, Rocky Hill
               Wal*Mart(1)                                       97,300     -          $        -     $    - REA Agreement
               A&P Superfresh                                    64,665      3/8/2017     730,000      11.29 (7) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total       161,965                   730,000      11.29
                                                                -------                ---------------------

         239 Greenwich Ave., Greenwich
               Chico's Fashion                                    4,541     1/31/2010  $  324,682     $71.50 (2) 5 Years
               Restoration Hardware                              12,293     4/30/2015     830,000      67.52 (2) 5 Years (6 Months)
                                                                -------                ---------------------
                                           Property total        16,834                 1,154,682      68.59
                                                                -------                ---------------------

     Massachusetts
         Methuen Shopping Center, Methuen
               Demoulas Super Markets                            30,460     1/31/2005     109,656       3.60 (2) 5 Year
               Wal*Mart                                          89,544    10/23/2011     626,808       7.00 (8) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total       120,004                   736,464       6.14
                                                                -------                ---------------------

         Crescent Plaza, Brockton
               Home Depot                                       106,760    10/31/2021     602,126       5.64 (7) 5 Year (1 Year)
               Shaws Supermarkets                                50,225    12/31/2012     516,960      10.29 (6) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total       156,985                 1,119,086       7.13
                                                                -------                ---------------------

     Rhode Island
         Walnut Hill Plaza, Woonsocket
               Sears                                             60,700     8/31/2003     258,000       4.25 (6) 5 Year (12 Months)
               Shaws Supermarkets                                52,392    12/31/2013     497,724       9.50 (6) 5 Year (9 Months)
                                                                -------                ---------------------
                                           Property total       113,092                   755,724       6.68
                                                                -------                ---------------------

     Vermont
         Gateway Shopping Center
               Shaws Supermarkets                                72,000     3/31/2024   1,296,000      18.00 (1) 10 Yr., (3)
                                                                -------                                          5 Yr. & (1) 4 Yr.
                                                                -------                ---------------------
                                           Property total        72,000                 1,296,000      18.00
                                                                -------                ---------------------

                                                                -------                ---------------------
                                         Total:  New England    640,880                 5,791,956      10.66
                                                                -------                ---------------------

Midwest

     Illinois
         Hobson West Plaza, Naperville
               Eagle Food Centers                                42,037    11/30/2007     170,000       4.04 (5) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total        42,037                   170,000       4.04
                                                                -------                ---------------------
     Indiana
         Merrillville Plaza, Merrillville
               JC Penney                                         50,000     1/31/2008     495,000       9.90 (2) 5 Year (12 Months)
               OfficeMax                                         26,157     7/31/2008     202,717       7.75 (4) 5 Year (6 Months)
               TJ Maxx                                           25,200     1/31/2004     182,700       7.25 (2) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total       101,357                   880,417       8.69
                                                                -------                ---------------------

     Michigan
         Bloomfield Town Square, Bloomfield Hills
               Home goods                                        39,646     5/31/2010     307,257       7.75 (3) 5 Year
               Marshall's                                        28,324     9/30/2011     226,592       8.00 (3) 5 Year (6 Months)
               TJ Maxx                                           36,000     1/31/2009     234,000       6.50 (1) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total       103,970                   767,849       7.39
                                                                -------                ---------------------

     Ohio
         Mad River Station, Dayton
               Babies 'R' Us                                     33,147     2/28/2005     243,630       7.35 (3) 5 Year
               Office Depot                                      25,038     8/31/2005     287,937      11.50 (1) 5 Year (6 Months)
                                                                -------                ---------------------
                                           Property total        58,185                   531,567       9.14
                                                                -------                ---------------------

                                           Total: Midwest       305,549                 2,349,833       7.69
                                                                -------                ---------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

                                                  [Graphic Omitted: ACADIA Logo]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                                  Anchor Detail

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                        Square       Lease        Annual     Annual       Options/Required
                       (Type of Center)                         Footage    Expiration      Rent     Rent PSF          Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)


Mid-Atlantic

     Pennsylvania
         Abington Town Center, Abington
               TJ Maxx                                           27,000    11/30/2010    256,500       9.50 (2) 5 Year (6 Months)
               Target(1)                                        157,616         -             -           - Condominium Agreement
                                                              ---------               ---------------------
                                           Property total       184,616                  256,500       9.50
                                                              ---------               ---------------------

         Blackman Plaza, Wilkes-Barre
               Kmart                                            104,956    10/31/2004     204,664      1.95 (9) 5 Year (12 Months)
                                                              ---------               ---------------------
                                           Property total       104,956                   204,664      1.95
                                                              ---------               ---------------------

         Bradford Towne Centre, Towanda
               Kmart                                             94,841     3/31/2019     474,205      5.00 (10) 5 Year (6 Months)
               P & C Foods (Penn Traffic)                        51,658     9/30/2014     413,264      8.00 (2) 5 Year (6 Months)
                                                              ---------               ---------------------
                                           Property total       146,499                   887,469      6.06
                                                              ---------               ---------------------

         East End Center, Wilkes-Barre
               Price Chopper                                     50,000     4/30/2008     357,500      7.15 (4) 5 Year (6 Months)
                                                              ---------               ---------------------
                                           Property total        50,000                   357,500      7.15
                                                              ---------               ---------------------

         Greenridge Plaza, Scranton
               Giant Food Stores (Ahold)                         62,090     4/30/2021     279,405      4.50 (6) 5 Year (Auto)
                                                              ---------               ---------------------
                                           Property total        62,090                   279,405      4.50
                                                              ---------               ---------------------

         Luzerne Street Shopping Center, Scranton
               Eckerd Drugs                                      14,000     4/30/2004      94,500      6.75 (3) 5 Year (6 Months)
               Price Chopper(2)                                  40,618     4/30/2004     177,650      4.37 (4) 5 Year (12 Months)
                                                              ---------               ---------------------
                                           Property total        54,618                   272,150      4.98
                                                              ---------               ---------------------

         Mark Plaza, Edwardsville
               Kmart                                            104,956    10/31/2004     204,664      1.95 (10) 5 Year (12 Months)
               Redner's Market                                   52,639     5/31/2018     421,112      8.00 (2) 5 Year (6 Months)
                                                              ---------               ---------------------
                                           Property total       157,595                   625,776      3.97
                                                              ---------               ---------------------

         Pittston Plaza, Pittston
               Eckerd Drugs                                       8,468     6/30/2006      80,446      9.50 (2) 5 Year (6 Months)
               Redner's Market                                   59,100    12/31/2018     416,000      7.04 (2) 5 Year
                                                              ---------               ---------------------
                                           Property total        67,568                   496,446      7.35
                                                              ---------               ---------------------

         Plaza 422, Lebanon
               Giant Food Stores(2)                              40,783    12/31/2003     132,030      3.24 (5) 5 Year
               Ames                                              83,330    10/31/2006     130,000      1.56 (3) 5 Year (6 Months)
                                                              ---------               ---------------------
                                           Property total       124,113                   262,030      2.11
                                                              ---------               ---------------------

         Route 6 Mall, Honesdale
               Kmart                                            119,658     4/30/2020     687,951      5.75 (10) 5 Year (Automatic)
                                                              ---------               ---------------------
                                           Property total       119,658                   687,951      5.75
                                                              ---------               ---------------------

                                        Total: Mid-Atlantic   1,071,713                 4,329,891      4.74
                                                              ---------               ---------------------


Total: Retail Anchor Properties - Wholly Owned Properties     2,926,844               $21,689,886     $8.12
                                                              =========              ======================

(1) Target owns the portion of the main building (157,616 square feet) that their store is located in. 2 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

                                                  [Graphic Omitted: ACADIA Logo]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                                  Anchor Detail

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                        Square       Lease        Annual     Annual       Options/Required
                       (Type of Center)                         Footage    Expiration      Rent     Rent PSF          Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties

New York Region

     New York
         Crossroads Shopping Center, White Plains
               Kmart                                            100,725     1/31/2012  $  566,250     $ 5.62 (5) 5 Year (9 Months)
               Waldbaum's (A&P)                                  38,208    12/31/2007     504,000      13.19 (5) 5 Year (9 Months)
               B. Dalton                                         12,430     5/28/2012     345,927      27.83 (2) 5 Year (18 Months)
               Pay Half                                          15,000     1/31/2018     330,000      22.00  -
               Modell's                                          25,000     2/28/2009     193,750       7.75 (2) 5 Year (12 Months)
                                                              ---------                ---------------------
                                        Property total          191,363                 1,939,927      10.14
                                                              ---------                ---------------------

                                    Total: New York Region      191,363                 1,939,927      10.14
                                                              ---------                ---------------------

Mid-Atlantic Region

     Delaware
         Brandywine Town Center
               Annie Sez                                         13,324     1/31/2007  $  266,500     $20.00 (3) 5 Year (9 Months)
               Kay-Bee Toys                                      20,138     7/31/2012     382,622      19.00 (2) 5 Year (9 Months)
               Michaels                                          24,876     2/28/2011     497,520      20.00 (3) 5 Year (9 Months)
               Old Navy                                          24,631     4/30/2011     541,872      22.00 (1) 5 Year (6 Months)
               Petsmart                                          23,963     6/30/2017     455,297      19.00 (2) 5 Year (Automatic)
               Thomasville Furniture                             18,893    11/30/2011     449,842      23.81 (2) 5 Year (9 Months)
               Bed, Bath & Beyond                                50,977     1/31/2014     794,890      15.59 (3) 5 Year (6 Months)
               Dick's Sporting Goods                             50,000     5/31/2013     700,000      14.00 (3) 5 Year (6 Months)
               Lowe's Home Centers                              140,000     8/31/2018   1,750,000      12.50 (6) 5 Year (Automatic)
               Regal Cinemas                                     65,641      6/1/2017     821,825      12.52 (4) 5 Year (4 Months)
               Transunion Settlement                             39,714     3/31/2013     858,930      21.63 (1) 5 Year (9 Months)
               Target                                           138,000     1/31/2018     800,000       5.80 (5) 10 Year (12 Months)
                                                              ---------                ---------------------
                                        Property total          610,157                 8,319,298      13.63
                                                              ---------                ---------------------

         Market Square Shopping Center
               TJ Maxx                                           31,375     1/31/2006     365,712      11.66 (2) 5 Year (9 Months)
                                                              ---------                ---------------------

                                                              ---------                ---------------------
                               Total: Mid-Atlantic Region       641,532                 8,685,010      13.54
                                                              ---------                ---------------------

Midwest Region

     Ohio
         Amherst Marketplace
               Giant Eagle                                       66,237      9/3/2021     630,576       9.52 (4) 5 Year (6 Months)
               CVS(1)                                            10,500     3/31/2012     135,135      12.87 (3) 5 Year (6 Months)
                                                              ---------                ---------------------
                                        Property total           76,737                   765,711       9.98
                                                              ---------                ---------------------

         Granville Centre
               Big Bear Supermarket (Penn Traffic)               55,096     1/28/2020     589,527      10.70 (6) 5 Year
               California Fitness                                34,951     1/31/2017     402,085      11.50 (2) 5 Year
                                                              ---------                ---------------------
                                        Property total           90,047                   991,612      11.01
                                                              ---------                ---------------------

         Sheffield Crossing
               Giant Eagle                                       59,159     5/31/2022     620,580      10.49 (4) 5 Year (6 Months)
                                                              ---------                ---------------------
                                        Property total           59,159                   620,580      10.49
                                                              ---------                ---------------------


                                       Total: Midwest           225,943                 2,377,903      10.52
                                                              ---------                ---------------------

                             Total: Joint Venture Properties  1,058,838               $13,002,840     $12.28
                                                              =========               ======================

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

                                                  [Graphic Omitted: ACADIA Logo]

           QUARTERLY SUPPLEMENTAL DISCLOSURE

                     MARCH 31, 2003

Anchor Lease Expirations - Next 3 Years

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Gross Leased Area                    Annualized Base Rent
                                                                 -----------------                    --------------------
                                                                             Percent                         Percent        Average
                                                               Square          of                              of            per
                Center                  Anchor                 footage     all anchors        Amount        all anchors     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
                 2003
Plaza 422                         Giant Food Stores(1)           40,783        1.53%        $  132,030         0.61%        $ 3.24
                                                               --------       -----         ----------        -----         ------
                 2004
New Louden Center                 Marshalls                      26,015        0.97%           104,061         0.48%          4.00
Merrillville Plaza                T.J. Maxx                      25,200        0.94%           182,700         0.84%          7.25
Luzerne Street Shopping Center    Eckerd Drug                    14,000        0.52%            94,500         0.44%          6.75
Luzerne Street Shopping Center    Price Chopper(1)               40,618        1.52%           177,650         0.82%          4.37
Blackman Plaza                    K-Mart                        104,956        3.93%           204,664         0.94%          1.95
Mark Plaza                        K-Mart                        104,956        3.93%           204,664         0.94%          1.95
Berlin Shopping Center            K-Mart                         95,810        3.59%           299,000         1.38%          3.12
                                                               --------       -----         ----------        -----         ------
              Total 2004                                        411,555       15.40%         1,267,239         5.84%          3.08
                                                               --------       -----         ----------        -----         ------
                 2005
Methuen Shopping Center           Demoulas Supermarket           30,460        1.14%           109,656         0.51%          3.60
Ledgewood Mall                    Macy's(2)                      61,900        2.32%           553,500         2.55%          8.94
Mad River Shopping Center         Babies 'R' Us                  33,147        1.24%           243,630         1.12%          7.35
Berlin Shopping Center            Acme Markets                   32,040        1.20%           320,400         1.48%         10.00
Mad River Shopping Center         Office Depot                   25,038        0.94%           287,937         1.33%         11.50
                                                               --------       -----         ----------        -----         ------
              Total 2005                                        182,585        6.83%         1,515,123         6.99%          8.30
                                                               --------       -----         ----------        -----         ------
         Total - Next 3 Years                                  $634,923       23.76%        $2,914,392        13.44%        $ 4.59
                                                               ========       =====         ==========        =====         ======

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

                                                   [graphic omitted Acadia Logo]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------
Wholly-Owned Propeties
       Anchor Tenant Expirations
                 2003                    1              40,783         1.53%               132,030         0.61%          3.24
                 2004                    7             411,555        15.40%             1,267,239         5.84%          3.08
                 2005                    5             182,585         6.83%             1,515,123         6.99%          8.30
                 2006                    3             139,603         5.22%               447,081         2.06%          3.20
                 2007                    4             169,570         6.35%             1,284,336         5.92%          7.57
                 2008                    5             202,982         7.60%             1,575,248         7.26%          7.76
                 2009                    1              36,000         1.35%               234,000         1.08%          6.50
                 2010                    4              96,587         3.61%             1,484,688         6.85%         15.37
                 2011                    2             117,868         4.41%               853,400         3.93%          7.24
                 2012                    1              50,225         1.88%               516,960         2.38%         10.29
                 2013                    2             115,392         4.32%             1,334,964         6.15%         11.57
                 2014                    1              51,658         1.93%               413,264         1.91%          8.00
                 2015                    3             134,567         5.04%             2,188,841        10.09%         16.27
                 2017                    2             112,438         4.21%             1,685,460         7.77%         14.99
                 2018                    2             111,739         4.18%               837,112         3.86%          7.49
                 2019                    2             215,411         8.06%             1,362,806         6.28%          6.33
                 2020                    4             218,211         8.17%             1,790,715         8.26%          8.21
                 2021                    3             177,917         6.66%             1,035,619         4.77%          5.82
                 2022                    1              14,837         0.56%               435,000         2.01%         29.32
                 2024                    1              72,000         2.69%             1,296,000         5.98%         18.00
                                        ------------------------------------           ---------------------------------------
       Total Occupied                   54           2,671,928       100.00%           $21,689,886       100.00%        $ 8.12

            Anchor GLA Owned by Tenants                         254,916
            Total Vacant                                        333,442
                                                              ---------
            Total Square Feet                                 3,260,286
                                                              =========



                                                   [graphic omitted Acadia Logo]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------
Wholly-Owned Propeties
       Shop Tenant Expirations
                Month to Month           10              33,012         2.10%             $ 180,855         0.91%        $ 5.48
                     2003                41             101,232         6.47%             1,331,560         6.73%         13.15
                     2004                58             242,340        15.49%             3,003,420        15.17%         12.39
                     2005                50             253,773        16.22%             2,886,358        14.58%         11.37
                     2006                46             156,923        10.03%             2,046,162        10.34%         13.04
                     2007                50             204,214        13.05%             2,799,944        14.14%         13.71
                     2008                32             165,865        10.60%             2,272,850        11.48%         13.70
                     2009                23             116,978         7.48%             1,386,815         7.01%         11.86
                     2010                15             115,134         7.36%             1,056,899         5.34%          9.18
                     2011                16              77,149         4.93%             1,251,061         6.32%         16.22
                     2012                 7              22,549         1.44%               463,812         2.34%         20.57
                     2013                 5              13,378         0.85%               294,625         1.49%         22.02
                     2014                 2              26,472         1.69%               167,024         0.84%          6.31
                     2015                 2              15,616         1.00%               285,826         1.44%         18.30
                     2020                 2              17,945         1.15%               326,120         1.66%         18.17
                     2022                 1               2,205         0.14%                41,895         0.21%         19.00
                                        -------------------------------------           ---------------------------------------
           Total Occupied               360           1,564,785       100.00%           $19,795,226       100.00%       $ 12.65

            Total Vacant                                     315,467
                                                           ---------
            Total Square Feet                              1,880,252
                                                           =========



                                                   [graphic omitted Acadia Logo]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------

Wholly-Owned Propeties
       Total Tenant Expirations
               Month to Month             10              33,012         0.78%              $ 180,855         0.44%        $ 5.48
                    2003                  42             142,015         3.35%              1,463,590         3.53%         10.31
                    2004                  65             653,895        15.43%              4,270,659        10.29%          6.53
                    2005                  55             436,358        10.32%              4,401,481        10.59%         10.09
                    2006                  49             296,526         7.00%              2,493,243         6.01%          8.41
                    2007                  54             373,784         8.82%              4,084,280         9.85%         10.93
                    2008                  37             368,847         8.71%              3,848,098         9.28%         10.43
                    2009                  24             152,978         3.61%              1,620,815         3.91%         10.60
                    2010                  19             211,721         5.00%              2,541,587         6.13%         12.00
                    2011                  18             195,017         4.60%              2,104,461         5.07%         10.79
                    2012                   8              72,774         1.72%                980,772         2.36%         13.48
                    2013                   7             128,770         3.04%              1,629,589         3.93%         12.66
                    2014                   3              78,130         1.84%                580,288         1.40%          7.43
                    2015                   5             150,183         3.54%              2,474,667         5.97%         16.48
                    2017                   2             112,438         2.65%              1,685,460         4.06%         14.99
                    2018                   2             111,739         2.64%                837,112         2.02%          7.49
                    2019                   2             215,411         5.08%              1,362,806         3.29%          6.33
                    2020                   6             236,156         5.57%              2,116,835         5.10%          8.96
                    2021                   3             177,917         4.20%              1,035,619         2.50%          5.82
                    2022                   1              17,042         0.40%                476,895         1.15%         27.98
                    2024                   1              72,000         1.70%              1,296,000         3.12%         18.00
                                         -------------------------------------             --------------------------------------
          Total Occupied                 413           4,236,713       100.00%             41,485,112       100.00%          9.79

            Anchor GLA Owned by Tenants                                  254,916
            Total Vacant                                                 648,909
                                                                       ---------
            Total Square Feet                                          5,140,538
                                                                       =========



                                                   [graphic omitted Acadia Logo]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------

Joint Venture Properties

       Anchor Tenant Expirations
                 2006                        1              31,375         2.96%              365,712         2.81%         11.66
                 2007                        2              51,532         4.87%              770,500         5.93%         14.95
                 2009                        1              25,000         2.36%              193,750         1.49%          7.75
                 2011                        3              68,400         6.46%            1,489,234        11.45%         21.77
                 2012                        4             143,793        13.58%            1,429,935        11.00%          9.94
                 2013                        2              89,714         8.47%            1,558,930        11.99%         17.38
                 2014                        1              50,977         4.81%              794,890         6.11%         15.59
                 2017                        3             124,555        11.76%            1,679,208        12.91%         13.48
                 2018                        3             293,000        27.68%            2,880,000        22.16%          9.83
                 2020                        1              55,096         5.20%              589,527         4.53%         10.70
                 2021                        1              66,237         6.26%              630,576         4.85%          9.52
                 2022                        1              59,159         5.59%              620,578         4.77%         10.49
                                            ------------------------------------          ---------------------------------------
       Total Occupied                       23           1,058,838       100.00%          $13,002,840       100.00%       $ 12.28

            Total Vacant                                                       -
                                                                       ---------
            Total Square Feet                                          1,058,838
                                                                       =========


                                                   [graphic omitted Acadia Logo]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------

Joint Venture Properties
       Shop Tenant Expirations
            Month to Month                 3               8,766         3.53%            $ 101,333         1.86%       $ 11.56
                 2003                      6              26,838        10.79%              585,378        10.73%         21.81
                 2004                     11              55,238        22.21%            1,461,386        26.79%         26.46
                 2005                      7              20,555         8.27%              506,925         9.29%         24.66
                 2006                      8              20,444         8.22%              391,258         7.17%         19.14
                 2007                     10              26,369        10.60%              675,311        12.38%         25.61
                 2008                      8              27,719        11.15%              602,099        11.04%         21.72
                 2009                      3               5,362         2.16%              172,102         3.16%         32.10
                 2011                      2               4,265         1.72%               97,787         1.79%         22.93
                 2012                      3              15,750         6.33%              322,073         5.90%         20.45
                 2013                      3              20,795         8.36%              259,662         4.76%         12.49
                 2018                      1               6,957         2.80%               50,004         0.92%          7.19
                 2019                      1               3,141         1.26%               42,000         0.77%         13.37
                 2022                      1               6,462         2.60%              187,398         3.44%         29.00
                                          ------------------------------------          ---------------------------------------
       Total Occupied                     67             248,661       100.00%          $ 5,454,716       100.00%       $ 21.94

            Total Vacant                                                28,977
                                                                      --------
            Total Square Feet                                          277,638
                                                                      ========

                                     Page 42

                                                   [graphic omitted Acadia Logo]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                                Lease Expirations


                                                     Gross Leased Area                              Annualized Base Rent
                                      -----------------------------------------          -----------------------------------------
                                       Number of                        Percent                             Percent       Average
                                        Leases            Square          of                                  of            per
                                       Expiring          Footage         Total              Amount           Total        Sq. Ft.
                                      --------------------------------------------------------------------------------------------


Joint Venture Properties
       Total Tenant Expirations
             Month to Month                3               8,766         0.67%             $ 101,333         0.55%       $ 11.56
                  2003                     6              26,838         2.05%               585,378         3.17%         21.81
                  2004                    11              55,238         4.22%             1,461,386         7.92%         26.46
                  2005                     7              20,555         1.57%               506,925         2.75%         24.66
                  2006                     9              51,819         3.96%               756,970         4.10%         14.61
                  2007                    12              77,901         5.96%             1,445,811         7.83%         18.56
                  2008                     8              27,719         2.12%               602,099         3.26%         21.72
                  2009                     4              30,362         2.32%               365,852         1.98%         12.05
                  2011                     5              72,665         5.56%             1,587,021         8.60%         21.84
                  2012                     7             159,543        12.20%             1,752,008         9.49%         10.98
                  2013                     5             110,509         8.45%             1,818,592         9.85%         16.46
                  2014                     1              50,977         3.90%               794,890         4.31%         15.59
                  2017                     3             124,555         9.53%             1,679,208         9.10%         13.48
                  2018                     4             299,957        22.95%             2,930,004        15.87%          9.77
                  2019                     1               3,141         0.24%                42,000         0.23%         13.37
                  2020                     1              55,096         4.21%               589,527         3.19%         10.70
                  2021                     1              66,237         5.07%               630,576         3.42%          9.52
                  2022                     2              65,621         5.02%               807,976         4.38%         12.31
                                          ------------------------------------            --------------------------------------
        Total Occupied                    90           1,307,499       100.00%            18,457,556       100.00%         14.12

                  Total Vacant                                          28,977
                                                                     ---------
                  Total Square Feet                                  1,336,476
                                                                     =========

                                                   [graphic omitted Acadia Logo]




                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                                 MARCH 31, 2003

                              Property Demographics


                                                                                Trade       Total
                                                                                 Area        Base         Total
Property / JV Ownership %                             City              State  (Miles)       Rent          GLA
--------------------------------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%               Wilmington        DE        3        10,338,937       956,112
Elmwood Park Shopping Ctr.                            Elmwood Park      NJ        3         3,122,359       149,038
Abington Towne Center                                 Abington          PA        3           743,700       216,352
Granville Center / 22.22%                             Columbus          OH        3         1,299,290       131,269
Hobson West Plaza                                     Naperville        IL        3         1,123,033        99,038
Methuen Shopping Ctr.                                 Methuen           MA        5           828,772       130,238
Crossroads Shopping Ctr. / 49%                        White Plains      NY        3         5,460,040       310,919
The Branch Plaza                                      Smithtown         NY        3         2,005,138       125,640
Village Commons Shopping Ctr.                         Smithtown         NY        3         1,936,527        87,211
Bloomfield Town Square                                Bloomfield Hills  MI        5         1,715,020       216,489
Crescent Plaza                                        Brockton          MA        3         1,637,184       218,235
239 Greenwich Avenue                                  Greenwich         CT        5         1,154,682        16,834
Soundview Marketplace                                 Port Washington   NY        3         2,498,483       184,030
Town Line Plaza                                       Rocky Hill        CT        3         1,337,848       206,178
New Loudon Center                                     Latham            NY        5         1,523,762       253,111
Pacesetter Park Shopping Ctr.                         Pomona            NY        3           863,574        95,615
Mad River Station                                     Dayton            OH        5         1,577,425       153,652
Greenridge Plaza                                      Scranton          PA        3           639,589       198,362
Mark Plaza                                            Edwardsville      PA        5           920,558       214,036
Luzerne Street Shopping Ctr.                          Scranton          PA        3           272,150        57,988
East End Center                                       Wilkes-Barre      PA        5         1,370,024       308,268
Blackman Plaza                                        Wilkes-Barre      PA        5           261,504       121,386
Sheffield Crossing / 22.22%                           Sheffield         OH        3         1,103,610       112,634
Amherst Marketplace / 22.22%                          Amherst           OH        3           799,107        79,937
Walnut Hill Plaza                                     Woonsocket        RI        5         2,135,192       297,639
Ledgewood Mall                                        Ledgewood         NJ        5         4,089,766       513,355
Berlin Shopping Ctr.                                  Berlin            NJ        3           797,040       187,178
Merrillville Plaza                                    Hobart            IN        5         2,513,627       235,601
The Gateway Shopping Ctr.                             So. Burlington    VT        3         1,511,686        84,044
Marketplace of Absecon                                Absecon           NJ        3         1,503,246       104,297
Pittston Plaza                                        Pittston          PA        3           599,674        79,488
Plaza 422                                             Lebanon           PA        3           325,480       154,791
Route 6 Plaza                                         Honesdale         PA        5         1,061,248       175,505
Bradford Towne Centre                                 Towanda           PA        10        1,416,821       256,939
                                                      -------------------------------------------------------------
                                                                                           60,486,096     6,731,409
                                                      -------------------------------------------------------------



[RESTUBBED TABLE]


                     3-Mile Radius                                  5-Mile Radius
-------------------------------------------------    ------------------------------------------------
                  #
    Total     Households    Median HH    Avg. HH         Total       #      Median HH     Avg. HH
    Pop.        ("HH")       Income      Income          Pop.       HH        Income      Income
-----------------------------------------------------------------------------------------------------
     40,591         15,566     $70,145     $87,971       115,509    46,245      $63,181     $59,045
    252,916         84,197     $44,191     $61,068       604,387   209,582      $49,412     $67,557
     90,807         35,613     $55,130     $74,846       316,194   123,852      $49,479     $67,255
    112,286         49,559     $45,721     $56,925       265,455   113,546      $46,746     $59,386
     95,042         32,948     $82,298    $103,749       219,460    77,196      $77,091     $96,876
     82,654         30,553     $37,421     $52,017       200,868    74,426      $40,606     $55,989
    102,957         39,813     $59,646     $86,839       199,222    73,477      $67,992    $102,645
     66,533         22,196     $80,908     $97,724       195,670    63,278      $74,644     $88,242
     66,271         22,034     $82,794    $100,446       183,612    59,340      $76,842     $91,507
     61,631         24,011     $49,857     $83,461       165,071    62,680      $56,286     $89,068
     98,955         34,754     $39,202     $52,875       164,499    58,369      $43,599     $56,535
     66,991         25,410     $70,619    $113,557       140,966    51,265      $65,356    $108,235
     42,480         15,035     $88,897    $123,512       137,254    49,982      $82,830    $115,646
     43,708         18,392     $60,038     $75,504       148,879    59,310      $49,080     $68,253
     44,153         17,525     $44,595     $58,526       146,563    59,410      $41,551     $54,174
     39,938         13,037     $71,075     $92,040       134,683    40,424      $64,652     $84,328
     58,108         25,182     $50,359     $62,777       133,120    55,823      $50,541     $63,278
     88,733         36,946     $30,723     $38,790       128,607    52,993      $32,446     $41,441
     90,532         38,714     $28,086     $38,397       124,503    52,875      $28,794     $39,583
     89,062         36,973     $30,970     $39,323       119,331    49,490      $31,439     $39,606
     52,381         21,864     $28,656     $39,768       118,978    50,532      $28,517     $39,139
     62,458         26,393     $27,479     $37,619       118,011    50,151      $28,229     $38,259
     32,599         12,608     $41,912     $50,765       117,103    44,793      $41,567     $50,186
     54,629         21,303     $40,830     $48,704        99,027    38,334      $37,223     $45,538
     59,068         24,020     $32,605     $44,830        93,988    36,923      $40,811     $54,959
     39,321         14,812     $72,358     $90,603        92,079    33,550      $71,399     $89,911
     29,619         10,417     $55,284     $65,695        90,611    32,636      $54,209     $65,720
     21,008          8,295     $56,061     $65,230        84,295    31,487      $48,370     $54,246
     45,990         19,115     $35,139     $54,003        69,036    27,944      $37,547     $55,060
     30,343         10,516     $44,240     $53,982        68,091    23,902      $42,882     $54,526
     40,766         17,194     $28,200     $37,109        72,123    30,327      $29,150     $38,323
     44,886         18,014     $31,027     $39,952        61,225    24,051      $33,664     $42,971
      8,434          3,520     $33,818     $42,503        12,078     4,944      $35,972     $44,544
      5,417          2,256     $33,937     $41,666         8,567     3,463      $34,547     $42,463

----------------------------------------------------------------------------------------------------
     58,873         22,704    $ 51,900    $ 67,543       138,200    52,810     $ 50,861    $ 63,636
----------------------------------------------------------------------------------------------------
     67,898         25,114    $ 55,128    $ 72,642       160,926    59,021     $ 54,378    $ 70,906
----------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]


                    10-Mile Radius
--------------------------------------------------
   Total         #      Median HH     Avg. HH
   Pop.         HH        Income      Income          County                       MSA
-----------------------------------------------------------------------------------------------------
           -         -          $ -         $ -   Bergen         Wilmington-Newark, DE
           -         -            -           -   Bergen         Bergen-Passaic, NJ
           -         -            -           -   Bucks          Philadelphia, PA
           -         -            -           -   Franklin       Columbus, OH
           -         -            -           -   DuPage         Chicago, IL
           -         -            -           -   Essex          Boston, MA-NH
           -         -            -           -   Westchester    New York, NY
           -         -            -           -   Suffolk        Nassau-Suffolk, NY
           -         -            -           -   Suffolk        Nassau-Suffolk, NY
           -         -            -           -   Oakland        Detroit, MI
           -         -            -           -   Plymouth       Boston, MA-NH
           -         -            -           -   Fairfield      New Haven-Meriden, CT
           -         -            -           -   Nassau         Nassau-Suffolk, NY
           -         -            -           -   Hartford       Hartford, CT
           -         -            -           -   Albany         Albany-Schenectady-Troy, NY
           -         -            -           -   Rockland       New York, NY
           -         -            -           -   Montgomery     Dayton-Springfield, OH
           -         -            -           -   Lackawanna     Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Luzerne        Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Lackawanna     Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Luzerne        Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Luzerne        Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Lorain         Cleveland-Lorain-Elyria
           -         -            -           -   Lorain         Cleveland-Lorain-Elyria
           -         -            -           -   Providence     Providence-Fall River, RI
     263,597    94,154      $76,368     $97,665   Morris         Newark, NJ
           -         -            -           -   Burlington     Philadelphia, PA, NJ
     209,428    86,555      $29,751     $41,041   Lake           Gary, IN
           -         -            -           -   Chittenden     Burlington, VT
           -         -            -           -   Atlantic       Atlantic City-Cape May, NJ
           -         -            -           -   Luzerne        Scranton-Wilkes Barre-Hazelton, PA
           -         -            -           -   Lebanon        Harrisburg-Lebanon-Carlisle, PA
           -         -            -           -   Wayne          N/A
      17,148     6,584      $34,707     $42,850   Bradford       N/A
------------------------------------------------------------------------------------------------------

     187,958    70,006     $ 54,808    $ 70,401
-----------------------------------------------
     203,083    76,303     $ 54,398    $ 70,235
-----------------------------------------------


                                                   [graphic omitted Acadia Logo]







                QUARTERLY SUPPLEMENTAL DISCLOSURE
                         MARCH 31, 2003


                 Properties Under Redevelopment

Gateway Shopping Center

The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment. At the beginning of 2003, the Company had one ongoing redevelopment project at the Gateway Shopping Center is on schedule and projected to be completed in the second half of 2003.

The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. Construction of a new 72,000 square foot Shaw's supermarket is currently underway. This will replace the 32,000 square foot store formerly occupied by Grand Union. Total costs to date for this project (including the original acquisition of the property in 1999) were $11.0 million. The Company expects remaining redevelopment costs of approximately $6.9 million to complete this project, which it anticipates completing in the second half of 2003.

                                                   [graphic omitted Acadia Logo]









                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2003

                      Residential (Multi-family) Properties


                                                                                                % Occupied           % Occupied
                  Property                     Location             Square Feet     Units     March 31, 2003      December 31, 2002
                  --------                     --------             -----------     -----    ----------------     -----------------
                Mid-Atlantic

               North Carolina
             Village Apartments              Winston Salem            578,606        600            84%                  88%

                  Mid-West

                  Missouri
 Gate House, Holiday House, Tiger Village,      Columbia              628,891        874            95%                  91%
            Colony Apartments(1)                                    ----------     ------


                   Totals                                           1,207,497       1,474           91%                  90%
                                                                   -----------    -------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions